Registration No. 2-39272
                                                                        811-2162
================================================================================
                       Securities and Exchange Commission

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

Pre-Effective Amendment No.                                     [ ]
Post-Effective Amendment No. 51                                 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
Amendment No. 21                                                [X]

                        (Check appropriate box or boxes.)

                      General American Separate Account Two
                           (Exact Name of Registrant)

                     General American Life Insurance Company
                               (Name of Depositor)
                             13045 Tesson Ferry Road
                               St. Louis, MO 63128

         (Address of Depositor's Principal Executive Offices) (Zip Code)


Depositor's Telephone Number, including Area Code:  (314) 231-1700

                                 Marie C. Swift
                            Associate General Counsel
                       Metropolitan Life Insurance Company
                                  501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of Agent for Service)

                                    Copy to:

                              Raymond A. O'Hara III
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                               Westport, CT 06880
                                 (203) 226-7866

It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 29, 2005 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     _____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Group and Individual Variable Annuity Contracts

                       CROSS REFERENCE SHEET

                      (required by Rule 495)

ITEM NO.                                                Location
                              PART A
1.   Cover Page                                         Cover Page

2.   Definitions Index of Special Terms

3.   Synopsis Highlights

4.   Condensed Financial  Information                   Other Information - Financial  Statements;
                                                        Appendix A

5.   General Description of Registrant, Other Information The Company; Funds;
     Depositor, and Portfolio Companies

6.   Deductions and Expenses Expenses

7.   General Description of the Variable Annuity        The Annuity Contracts
     Contracts

8.   Annuity Period Annuity Payments

9.   Death Benefit Death Benefit

10.  Purchases and Contract Value Purchase

11.  Redemptions Access to Your Money

12.  Taxes Taxes

13.  Legal Proceedings Legal Proceedings

14.  Table of Contents for the                          Table of Contents of
     Statement of Additional                            the Statement of Additional Information
     Information

ITEM NO.                                                Location
                              PART B

15. Cover Page Cover Page

16. Table of Contents Table of Contents

17. General Information and History Company

18. Services Not Applicable

19. Purchase of Securities Being Offered Distribution

20. Underwriters Distribution

21. Calculation of Performance Data Performance Information

22. Annuity Payments Annuity Provisions

23. Financial Statements Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C to this Registration Statement.


                                     PART A

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO
                               PROSPECTUS FOR THE
                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

This  prospectus   describes  certain  group  and  individual  variable  annuity contracts (Contracts) offered by General American Life Insurance Company (General American, we, us, our). The Contracts are deferred variable annuities. The Contracts have been offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities (TSAs), or pursuant to other qualified plans. These Contracts provide for accumulation of contract values and annuity payments on a fixed or variable basis, or a combination fixed and variable basis. Sales of the Contracts have been discontinued with certain exceptions. Please contact your broker for further details.

The Contracts have a number of investment choices (1 General Account and 8 Investment Funds (the "Funds")). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available are portfolios of Metropolitan Series Fund, Inc. and Variable Insurance Products Fund which are listed below. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two (the "Separate Account"). The Separate Account has Divisions, each of which invests in a corresponding Fund.

            METROPOLITAN SERIES FUND, INC.                       VARIABLE INSURANCE PRODUCTS FUND
            ------------------------------                       --------------------------------
Advised by: MetLife Advisers, LLC                       Managed by: Fidelity Management & Research Company

            BlackRock Money Market                                  VIP: Equity-Income Portfolio
              Portfolio                                             VIP: Growth Portfolio
            Lehman Brothers Aggregate Bond Index                    VIP: Overseas Portfolio
              Portfolio
            BlackRock Diversified Portfolio
            MetLife Stock Index Portfolio
            BlackRock Large Cap Value Portfolio


Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 2005). The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page 30 of this Prospectus.

The Contracts:

..    are not bank deposits

..    are not federally insured

..    are not endorsed by any bank or government agency

..    are not guaranteed and may be subject to loss of principal

The SEC has not approved these Contracts or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                   MAY 1, 2005



                                TABLE OF CONTENTS


      INDEX OF SPECIAL TERMS......................................     4

      SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES.................     4

      HIGHLIGHTS..................................................     8

      THE COMPANY.................................................     9

      THE ANNUITY CONTRACTS.......................................     9

      PURCHASE....................................................     9
      Purchase Payments...........................................     9
      Allocation of Purchase Payments.............................    10

      FUNDS.......................................................    10
      Metropolitan Series Fund, Inc...............................    10
      Variable Insurance Products Fund............................    11
      Investment Advice...........................................    11
      Share Class of the Funds....................................    13
      The General Account.........................................    13
      Transfers...................................................    13
      Market Timing...............................................    13
      Additions, Deletions and Substitutions......................    15

      EXPENSES....................................................    15
      Surrender Charges (Contingent Deferred Sales Charge)........    15
      Charge-Free Amounts.........................................    15
      Administrative Charge.......................................    16
      Transfer Charge.............................................    16
      Mortality and Expense Risk Charge...........................    16
      Premium and Other Taxes.....................................    16
      Fund Expenses...............................................    16
      Exchange Program............................................    16

      ACCUMULATED VALUE...........................................    17
      Accumulated Value...........................................    17
      Net Investment Factor.......................................    17

      ACCESS TO YOUR MONEY........................................    18
      Surrenders and Partial Withdrawals..........................    18
      Termination Benefits........................................    18

      DEATH BENEFIT...............................................    19
      Death of Contract Owner During the Accumulation Phase.......    19
      Death of Annuitant During the Accumulation Phase............    19
      Death of Contract Owner or Annuitant During the Income Phase    19
      Special Tax Considerations..................................    19
      Avoiding Probate............................................    20

      ANNUITY PAYMENTS............................................    20
      Annuity Income Options......................................    20
      Value of Variable Annuity Payments..........................    21

      FEDERAL INCOME TAX CONSIDERATIONS...........................    22
      Taxation of Non-Qualified Contracts.........................    22
      Taxation of Qualified Contracts.............................    24
      Possible Tax Law Changes....................................    27

      PERFORMANCE ADVERTISING.....................................    27

      OTHER INFORMATION...........................................    27
      Separate Account Two........................................    27
      Distributor of the Contracts................................    27
      Legal Proceedings...........................................    28
      Voting Rights...............................................    28
      Written Notice or Written Request...........................    28
      Deferment of Payment........................................    28
      Ownership...................................................    29
      The Beneficiary.............................................    29
      Assignments.................................................    29
      Financial Statements........................................    29

      TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
          INFORMATION.............................................    30


      APPENDIX A..................................................    30
      Historical Table of Units and Unit Values for Qualified
         Plans....................................................    30
      Historical Table of Units and Unit Values for Non-Qualified
         Plans....................................................    30
      Table of Units and Unit Values..............................    31
      Notes on Appendix A.........................................    35


                             INDEX OF SPECIAL TERMS

Because of the complex nature of the Contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                   Page
                                                   ----

                         Accumulation Phase.......   9
                         Annuitant................  20
                         Annuity Commencement Date  20
                         Annuity Income Options...  20
                         Annuity Payments.........   9
                         Beneficiary..............  20
                         Business Day.............  10
                         General Account..........  13
                         Income Phase.............   9
                         Funds....................  10
                         Non-Qualified............  22
                         Owner....................  29
                         Purchase Payment.........   9
                         Qualified................  22
                         Tax Deferral.............   9


                  SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulated values between investment choices. State premium taxes may also be deducted.

Owner Transaction Expenses (1)

Surrender Charges (Expressed as a percentage of amount withdrawn) 9%
(see Note 2)

NOTES:

(1) For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments, an administrative charge of $10 per year is imposed during the accumulation phase and a $5 transfer charge is imposed whenever funds are transferred between the General Account and the Separate Account. No Surrender Charge applies to these Contracts.

(2) The Surrender Charge is expressed as a percentage of the amount withdrawn.


              First Contract Year                    9.00%
              Second Contract Year                   8.00%
              Third Contract Year                    7.00%
              Fourth Contract Year                   6.00% The Surrender Charge is levied only when you
              Fifth Contract Year                    5.00% withdraw money from your Contract. The first 10%
              Sixth Contract Year                    4.00% of the account value you withdraw in any Contract
              Seventh Contract Year                  3.00% Year will not have a Surrender Charge applied to it.
              Eighth Contract Year                   2.00%
              Ninth Contract Year                    1.00%

Transfer Fee:                  None


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Separate Account Annual Fees
(as a percentage of the accumulated value of your Contract)


                 Mortality and Expense Risk Charge:      1.00%
                                                         ----
                 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.00%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the Prospectuses for the Funds and in the following tables.


Range of Fund Operating Expenses
(as a percentage of average net assets)

                                                       Minimum    Maximum
                                                       -------    -------
Total Annual Fund Operating Expenses
(Expenses that are deducted from a
Fund's assets, including management fees,
distribution and/or service (12b-1 fees),
and other expenses)                                       .30%      .93%

Net Total Annual Fund Operating Expenses (1)
(After Fee Waiver and/or Expense Reimbursement)           .29%      .93%

NOTE:

(1) The range of Net Total Annual Fund Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund operating expenses until April 30, 2006, as described in more detail below.


The following table shows the annual operating expenses for each Fund for the year ended December 31, 2004, before and after any applicable contractual expense subsidy or expense deferral arrangement:

Annual Fund Operating Expenses
(as a percentage of average net assets) (1)

                                                          Gross   Contractual  Net Total
                                                          Total     Expense   Contractual
                                     Management  Other    Annual  Subsidy or    Annual
                                        Fees    Expenses Expenses  Deferral    Expenses(3)
                                     ---------- -------- -------- ----------- -----------
METROPOLITAN SERIES FUND, INC. (2)
BlackRock Money
Market Portfolio(4)                     .35%      .07%      .42%      .01%        .41%
Lehman Brothers Aggregate Bond
Index Portfolio(4)                      .25%      .07%      .32%      .01%        .31%
BlackRock Diversified
Portfolio                               .44%      .06%      .50%        0%        .50%
MetLife Stock Index Portfolio(4)        .25%      .05%      .30%       .01%       .29%
BlackRock Large Cap
Value Portfolio(4)                      .70%      .23%      .93%        0%        .93%

VARIABLE INSURANCE PRODUCTS FUND (2)
Equity-Income Portfolio(5)              .47%      .11%      .58%        0%        .58%
Growth Portfolio(5)                     .58%      .10%      .68%        0%        .68%
Overseas Portfolio(5)                   .72%      .19%      .91%        0%        .91%

NOTES:

(1) The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. Fidelity Management & Research Company is the investment adviser of the Variable Insurance Products Fund.

(3) Net Total Contractual Annual Expenses do not reflect any expense reductions resulting from directed brokerage arrangements.

(4) MetLife Advisers and the Metropolitan Series Fund, Inc. have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of the BlackRock Large Cap Value Portfolio so that total annual expenses of this Portfolio will not exceed .95% at any time prior to April 30, 2006. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and expenses paid with respect to the BlackRock Large Cap Value Portfolio if, in the future, actual expenses of this Portfolio are less than this expense limit. MetLife Advisers has contractually agreed, until at least April 30, 2006, to reduce the Management Fee by the following percentages: .006% on all assets for the Lehman Brothers Aggregate Bond Index Portfolio, .007% on all assets for the MetLife Stock Index Portfolio, .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio.

(5) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. These offsets may be discontinued at any time.

Examples:

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses. (1)

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



(1) If you surrender your Contract at the end of the applicable time period:

                            1 Year    3 Years   5 Years  10 Years
                           --------- --------- --------- ---------
              (a) MAXIMUM: $1,030.11 $1,293.64 $1,561.24 $2,244.68
              (b) MINIMUM: $  971.87 $1,113.10 $1,249.95 $1,563.00

(2) If you do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:

                             1 Year  3 Years   5 Years  10 Years
                            -------- -------- --------- ---------
               (a) MAXIMUM: $ 195.87 $ 605.36 $1,039.74 $2,244.68
               (b) MINIMUM: $ 132.35 $ 411.69 $  711.76 $1,563.00

For Contracts issued prior to May 1, 1982:

(1) If you surrender your Contract, do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:

                             1 Year  3 Years  5 Years  10 Years
                            -------- -------- -------- ---------
               (a) MAXIMUM: $ 675.20 $ 589.94 $ 965.89 $1,848.62
               (b) MINIMUM: $ 613.19 $ 409.77 $ 675.06 $1,311.74

Please remember that the Examples are simply illustrations and do not reflect past or future expenses. Your actual expenses may be higher or lower than those reflected in the Examples. Similarly your rate of return may be more or less than the 5% assumed in the Examples.

NOTE:

(1) The Examples do not reflect premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Condensed financial information containing the Accumulation Unit Value history appears at the end of this Prospectus in Appendix A.


                                   HIGHLIGHTS

The variable annuity Contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the payout period.

Free Look. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your Contract that is invested in the Funds plus any purchase payments you allocated to the General Account.

Tax Penalty. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.

For any tax qualified account (e.g. individual retirement accounts), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

Inquiries. If you need more information or require assistance after you purchase a Contract, please contact us at:

   General American's Variable Annuity Administration Department
   P.O. Box 19098
   Greenville, SC 29602-9098
   (800) 449-6447.

All inquiries should include the Contract number and the name of the Contract owner and/or the annuitant.

Subsequent Purchase Payments. All subsequent purchase payments should be mailed to:

    General American's Variable Annuity Administration Department
    P.O. Box 19098
    Greenville, SC 29602-9098.


                                   THE COMPANY


We are an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. We are licensed to sell life insurance in 49 states, the District of Columbia and in Puerto Rico. Our Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


We conduct a conventional life insurance business. Assets derived from our business should be considered by purchasers of variable annuity contracts only as bearing upon our ability to meet our obligations under the variable annuity contracts and should not be considered as bearing on the investment performance of the Separate Account.

                              THE ANNUITY CONTRACTS

This Prospectus describes the variable annuity Contracts that we are offering.

An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your Contract enters the income phase.

The Contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the General Account.

The Contracts consist of a group variable annuity contract for use in Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, Individual Retirement Annuity
(IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.

                                    PURCHASE

You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract or certificate if the annuitant is older than 79 1/2.

Purchase Payments

The minimum initial purchase payment permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any Contract year could not exceed $1200. Any purchase payments in excess of this amount will be accepted only after our prior approval.

Additional purchase payments on qualified Contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of Contracts can be made at anytime during the accumulation phase so long as the annuitant is living.

You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.

Allocation of Purchase Payments

You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, which total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.

If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.

Our business days are each day when both the New York Stock Exchange and we are open for business. The following are not business days for us: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.

                                      FUNDS

The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the Funds listed below. The Funds are managed by investment advisors. Additional Funds may be made available in the future.

Each of these Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate your assets to the Fund.

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio (formerly State Street Research Money
    Market Portfolio)

The BlackRock Money Market Portfolio's investment objective is a high level of current income consistent with preservation of capital. An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.

During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

Lehman Brothers Aggregate Bond Index Portfolio

The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

BlackRock Diversified Portfolio (formerly State Street Research Diversified
   Portfolio)

The BlackRock Diversified Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.


MetLife Stock Index Portfolio

The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

BlackRock Large Cap Value Portfolio (formerly State Street Research Large
    Cap Value Portfolio)

The BlackRock Large Cap Value Portfolio's investment objective is long-term growth of capital.

Variable Insurance Products Fund

VIP Equity-Income Portfolio

The VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

VIP Growth Portfolio

The VIP Growth Portfolio seeks to achieve capital appreciation.

VIP Overseas Portfolio

The VIP Overseas Portfolio seeks long-term growth of capital.

The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain investment advisers manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

Investment Advice

Metropolitan Series Fund, Inc.

MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of General American, serves as Investment Adviser for each Portfolio of the Metropolitan Series Fund, Inc. The chart below shows the subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds. Each subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


                       Portfolio                        Subadviser
                       ---------                        ----------
              BlackRock Money Market Portfolio     BlackRock Advisors, Inc.(1)

              Lehman Brothers Aggregate Bond        Metropolitan Life Insurance
                 Index Portfolio                       Company

              BlackRock Diversified Portfolio      BlackRock Advisors, Inc.(1)

              MetLife Stock Index Portfolio        Metropolitan Life Insurance
                                                       Company

              BlackRock Large Cap Value            BlackRock Advisors, Inc.(1)
                 Portfolio

(1) Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadviser; and State Street Research Money Market Portfolio changed its name to BlackRock Money Market Portfolio; State Street Research Diversified Portfolio changed its name to BlackRock Diversified Portfolio; and State Street Research Large Cap Value Portfolio changed its name to BlackRock Large Cap Value Portfolio.

For more information regarding the investment adviser and the subadviser of the Metropolitan Series Fund, Inc. portfolios, see the Statement of Additional Information about the Contracts, and also see the Metropolitan Series Fund, Inc. prospectus attached at the end of this prospectus and its Statement of Additional Information.

Variable Insurance Products Fund

Fidelity Management & Research Company serves as Investment Adviser and FMR Co., Inc. serves as subadviser for each Portfolio of Variable Insurance Products Fund. For more information about the investment adviser and subadviser, see the Variable Insurance Products Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

You can also get information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


Certain Payments We Receive with Regard to the Funds

An investment adviser (other than our affiliate MetLife Advisers) or subadviser of a Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Fund attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.11% of assets. Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the Contracts.

We and certain of our affiliated insurance companies are joint owners of our affiliated investment adviser (MetLife Advisers) which is formed as a "limited liability company". Our interest in the LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Fund. We may benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See the "Separate Account Table of Fees and Expenses - Annual Fund Operating Expenses" for information on the advisory fees paid by the Fund and the Statement of Additional Information for the Funds for information on the fees paid by the adviser to the subadvisers.


We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process if whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Funds periodically and may remove a Fund or limit its availability to new purchase payments and/or transfer of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. We do not provide investment advice and do not recommend or endorse any particular Fund.


Share Class of the Funds

The Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

..    For the  Metropolitan  Series  Fund,  Inc.,  we offer Class A shares of the available Portfolios.

..    For the Variable Insurance Products Fund, we offer Initial Class shares.

The General Account

If you elect the General Account (the general assets of the insurance company other than separate account assets), we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account.

Transfers

You may transfer amounts as follows:

1.   Between the General Account and one or more of the Funds; or

2.   Among the Funds.

These transfers will be subject to the following rules:

1. Transfers must be made by written request. We also permit transfer requests by telephone, provided we have a Telephone Authorization Form in good order completed by you.

2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of a Fund, if smaller.

3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.

We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.


Market Timing

Frequent requests from Contract owners to transfer Contract value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in international funds (i.e., the VIP Overseas Portfolio) and we monitor transfer activity in the VIP Overseas Portfolio (the "Monitored Fund"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Fund within given periods of time. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change which Fund is a Monitored Fund at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Fund that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Fund or other identified Funds under that Contract to be submitted with an original signature. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The Contract value will not be affected by any gain or loss due to the transfer and your Contract value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Contract. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Contract owners and other persons with interests in the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

In addition, Contract owners and other persons with interests in the Contracts should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner). You should read the Funds' prospectuses for more details.


Additions, Deletions and Substitutions

We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.

                                    EXPENSES

There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:

Surrender Charges (Contingent Deferred Sales Charge)

For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:

                                Surrender Charge


                 Number of Complete Years     Percentage Charge
               Since Purchasing the Contract On Amount Withdrawn
               ----------------------------- -------------------
                             0-1                     9%
                             2                       8%
                             3                       7%
                             4                       6%
                             5                       5%
                             6                       4%
                             7                       3%
                             8                       2%
                             9                       1%


Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of the death or disability of the Contract owner or Annuitant, or in the event of annuitization after five Contract years.

The surrender charge will never exceed 9% of total net purchase payments.

Charge-Free Amounts

If a Contract is within the nine year surrender charge period (the first nine Contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each Contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a Contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same Contract year.

Administrative Charge

For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase.

Transfer Charge

For Contracts sold prior to May of 1982, a $5 charge is imposed whenever Funds are transferred between the General Account and the Separate Account.

Mortality and Expense Risk Charge

During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually.

The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.

We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

Premium and Other Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we will deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.

We also reserve the right to deduct from purchase payments, accumulated value, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the accumulated value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds, which are described in the attached Fund prospectuses.

Exchange Program

You may exchange your Contract, provided it is no longer subject to any surrender charge, for a variable annuity contract issued by our affiliate, MetLife Investors Insurance Company or its affiliate, MetLife Investors Insurance Company of California (together, "MetLife"). If you choose to so exchange your Contract, MetLife will waive any otherwise applicable withdrawal charges with respect to the new contract's value that is attributable to the exchanged assets. Any additional purchase payments contributed to the new contract will be subject to all fees and charges including the withdrawal charge.

                                ACCUMULATED VALUE

The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.

Accumulated Value

During the accumulation phase, the value of the variable portion of your Contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.

Your accumulated value will be determined on a daily basis. On the date your initial net purchase payment is applied to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.

Thereafter, on each business day, the accumulated value in a Fund will equal:

    1. The accumulated value in the Fund on the preceding business day, multiplied by the Fund's Net Investment Factor (defined below) for the business day; plus
    2. Any purchase payments received during the current business day which are allocated to the Fund; plus
    3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus
    4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus
    5. Any partial withdrawals from the Fund during the current business day; minus
    6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.

Net Investment Factor

The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:

1.   The value of the assets at the end of the preceding business day; plus

2. The investment income and capital gains--realized or unrealized--credited to the assets for the business day for which the Net Investment Factor is being determined; minus

3. The capital losses, realized or unrealized, charged against those assets during the business day; minus

4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance of each Fund; minus

5. A charge not to exceed 0.002740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by

6.   The value of the assets at the end of the preceding business day.

The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.

For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Division of the Separate Account that invests in the BlackRock Large Cap Value Portfolio will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the BlackRock Large Cap Value Portfolio) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization.

                              ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

..    by making a withdrawal (either a partial or a complete withdrawal);

..    when a death benefit is paid; or

..    by electing to receive annuity payments.

Surrenders and Partial Withdrawals

You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.

The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")

The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

Termination Benefits

If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:

   . to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or
   . to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or
   . to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or
   . to convert to an Individual Variable Annuity Contract, if appropriate; individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.


                                  DEATH BENEFIT

Death of Contract Owner During the Accumulation Phase

If you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new Contract owner. Otherwise, if you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.

This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:

   . Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract) . Any amount remaining unpaid under Annuity Income Option 6 or Option 7 will be paid in a lump sum to the beneficiary before the end of the fifth year after your death.

   . Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.

Death of Annuitant During the Accumulation Phase

When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Owner explained above.

If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.

Death of Contract Owner or Annuitant During the Income Phase

If you or the annuitant dies during the income phase, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments. Any remaining payments will be made at least as rapidly as at the time of death.

Special Tax Considerations

There are special tax rules that apply to IRA and other qualified Contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the endorsements to the Contracts and supersede any other distribution rules contained in the Contracts.

The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.

Avoiding Probate

In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

                                ANNUITY PAYMENTS

Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the Annuity Commencement Date. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change either at any time before the Annuity Commencement Date with 30 days notice to us.

The annuitant is the person whose life we look to when we make annuity payments.

Annuity Income Options

The Annuity Income Options, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.

The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.

The following options are available:

   Option 1 - Life Annuity - Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

   Option 2 - Life Annuity with 60, 120, l80, or 240 Monthly Payments Guaranteed
   - Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

   Option 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.

   For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.

   Option 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

   Option 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

   Option 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

   Option 7 - Interest Income (may be available to Non-qualified Annuities only) Under this option, you can place your accumulated value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not less than 4% per annum.

With respect to any Option not involving a life contingency (e.g., Option 5 Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum as set forth in the Contract. Options not involving a life contingency may not always satisfy minimum required distribution rules for qualified Contracts. Consult a tax advisor.


There may be tax consequences resulting from the election of an annuity payment containing a commutation feature (i.e. an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Considerations.")

Value of Variable Annuity Payments

The dollar amount of your payment from the Fund(s) will depend upon four things:

..    the value of your Contract in the Fund(s) on the Annuity Commencement Date;

..    the 4% assumed investment rate used in the annuity table for the Contract;

..    the performance of the Funds you selected; and

..    if  permitted  in your  state  and  under  the  type of  Contract  you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.

The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information.


                        FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified Contract. The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a non-qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a qualified Contract can be zero.

Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a non-qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

..    made on or after the taxpayer reaches age 59 1/2

..    made on or after the death of an Owner;

..    attributable to the taxpayer's becoming disabled;

..    made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

..    under   certain   single   premium   immediate   annuities   providing  for
     substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between fixed interest options and variable investment sub-accounts as well as transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Death of Contract Owner During the Accumulation Phase" in the prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In addition, because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2005, $4,000 plus, for Owner's age 50 or older, $500) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies.


Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, a severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Proposed income tax regulations issued in November 2004, would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and (c) new restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2005, at the earliest; and may not be relied on until issued in final form. However, certain aspects, including a proposed prohibition on use of life insurance under section 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final form.


Section 457(b) Plans: an eligible Section 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer which must be a tax-exempt entity under Section 501(c) of the Code. In general, all amounts received under Section 457(b) plans are taxable and are subject to federal income tax withholding as wages.

Loans. If your qualified Plan or TSA Plan Contract permits loans, the amount of such loans, the repayment terms and the treatment of defaults are subject to limitations and rules under Section 72(p) of the Code and the regulations thereunder. The terms of your loan will be governed by your loan agreement and the requirements of the tax law (and ERISA, where applicable). Failure to satisfy these requirements will result in adverse tax consequences. Consult your tax adviser prior to applying for a loan.

Other Tax Issues. Qualified Contracts (including Contracts under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of contract value, as well all living benefits) must be added to the contract value in computing the amount required to be distributed over the applicable period.

The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.

Distributions from qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.


"Eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28, 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.


Foreign Tax Credits. To the extent permitted under the federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Funds to foreign jurisdictions.


Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:

     - The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59-1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

     - The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59-1/2.

     - The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.



Federal Estate Taxes. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                             PERFORMANCE ADVERTISING

We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the mortality and expense risk charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense risk charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                                OTHER INFORMATION

Separate Account Two

We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We have registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 on January 25, 1971.

Purchase payments are received into the Separate Account from qualified and non-qualified individual and group variable annuity Contracts. Such payments are pooled together and invested separately from the General Account of General American. The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts and not against any other contracts we may issue.

Distributor of the Contracts

MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660 (formerly named General American Distributors, Inc., located at 700 Market Street, St. Louis, Missouri 63101) (Member NASD/SIPC), is the principal underwriter and distributor of the Contracts. It has entered into contracts with various affiliated broker-dealers and registered representatives to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.25% of purchase payments for such Contracts, under normal circumstances.

Sales representatives and their Managing Partners of the distributor (and the sales representatives and managers of our affiliates) may also be eligible for additional cash and non-cash compensation such as bonuses, equity awards (for example stock options), training allowances, supplemental salary, payments based on a percentage of contract value, financing arrangements, marketing support, medical and retirement benefits, other insurance and non-insurance related benefits as well as participating in programs that offer such items as conferences, trips, prizes and awards. The amount of this additional compensation is based on the amount of proprietary products sold. Proprietary products are products issued by General American and its affiliates.


Legal Proceedings

General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action lawsuits and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, on May 14, 2004, MetLife, Inc. announced that General American had received a "Wells Notice" from the Securities and Exchange Commission in connection with an SEC investigation regarding market timing and late trading in a limited number of its privately-placed variable insurance contracts. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of U.S. securities laws. Under SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. General American continues to cooperate fully with the SEC in its investigation and is not aware of any systemic problems with respect to such matters. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, General American does not believe any such litigation or proceedings will have a materially adverse impact upon the Separate Account, or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account, or of General American to meet its obligations under the contracts would have an adverse effect on General American's ability to meet its obligations under the Contracts.

Voting Rights

We are the legal owner of the Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain instructions from you and other owners as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Written Notice or Written Request

A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.


Deferment of Payment

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a purchase payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

Ownership

You, as the owner of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed.

The Beneficiary

The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the Contract is issued, unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.

A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.

Assignments

With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless: (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.

With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.


An Assignment May Be a Taxable Event.

Financial Statements

The consolidated financial statements for General American (as well as the auditors' report thereon) are in the Statement of Additional Information.

Financial statements for the Separate Account are also in the Statement of Additional Information.

Table of Contents of the Statement of Additional Information

                        Company
                        Experts
                        Legal Opinions
                        Distribution
                        Performance Information
                        Investment Advice
                        Tax Status of the Contracts
                        Annuity Provisions
                        General Matters
                        Safekeeping of Account Assets
                        State Regulation
                        Records and Reports
                        Other Information
                        Financial Statements


                                   APPENDIX A

Historical Table of Units and Unit Values for Qualified Plans

                                1980   1981   1982   1983   1984   1985   1986   1987   1988
                               ------ ------ ------ ------ ------ ------ ------ ------ ------
Accumulation unit value:
Beginning of period            $ 8.23 $ 9.94 $ 9.92 $12.09 $13.25 $13.15 $16.68 $19.73 $20.03
End of period                  $ 9.94 $ 9.92 $12.09 $13.25 $13.15 $16.68 $19.73 $20.03 $21.30*
Number of units outstanding at
  end of period (in thousands)    175    169    138    162    162    148    170    255    263*

Historical Table of Units and Unit Values for Non-Qualified Plans

                                1980   1981   1982   1983   1984   1985   1986   1987   1988
                               ------ ------ ------ ------ ------ ------ ------ ------ ------
Accumulation unit value:
Beginning of period            $ 9.30 $10.73 $10.91 $12.63 $13.77 $14.30 $18.16 $21.47 $21.80
End of period                  $10.73 $10.91 $12.63 $13.77 $14.30 $18.16 $21.47 $21.80 $23.18*
Number of units outstanding at
  end of period (in thousands)     27     49     50     52     50     48     49     49     28*

- -------------
* Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.

Table of Units and Unit Values

This Table shows unit values and the number of units of the Separate Account that were invested in the Funds of Metropolitan Series Fund, Inc. and Variable Insurance Products Fund. There can be no assurance that the investment experience of the underlying Funds in the future will be comparable to past experience.

                               Accumulation                Qualified Plan   Nonqualified Plan
                                Unit Value  Accumulation  Units Outstanding Units Outstanding
                                Beginning    Unit Value     End of Period     End of Period
                                of Period*  End of Period  (in thousands)    (in thousands)
                               ------------ ------------- ----------------- -----------------
MetLife Stock Index Division**
2004                              50.95         55.76            495               201
2003                              40.14         50.95            577               215
2002                              52.05         40.14            631               249
2001                              59.74         52.05            738               290
2000                              66.06         59.74            860               321
1999                              55.35         66.06            968               340
1998                              43.62         55.35            987               342
1997                              33.17         43.62            935               366
1996                              27.27         33.17            808               325
1995                              20.12         27.27            657               297
1994                              20.09         20.12            636               265
1993                              18.48         20.09            599               241
1992                              17.37         18.48            366               152
1991                              13.47         17.37            236               109
1990                              14.15         13.47            133                67
1989                              11.01         14.15             97                23
1988                              10.00         11.01             36                 7

                                       Accumulation                Qualified Plan   Nonqualified Plan
                                        Unit Value  Accumulation  Units Outstanding Units Outstanding
                                        Beginning    Unit Value     End of Period     End of Period
                                        of Period*  End of Period  (in thousands)    (in thousands)
                                       ------------ ------------- ----------------- -----------------
BlackRock Money Market Division+
(formerly State Street Research
Money Market Division)
2004                                      18.83         18.83             50                13
2003                                      18.86         18.83             81                 9
2002                                      18.74         18.86            105                33
2001                                      18.19         18.74            192                28
2000                                      17.26         18.19            139                26
1999                                      16.57         17.26            228                69
1998                                      15.85         16.57            124                79
1997                                      15.14         15.85            102                74
1996                                      14.50         15.14            117                62
1995                                      13.82         14.50            106                57
1994                                      13.39         13.82             93                58
1993                                      13.12         13.39            115                73
1992                                      12.78         13.12            181                85
1991                                      12.16         12.78            179               101
1990                                      11.33         12.16            188                79
1989                                      10.44         11.33             28                15
1988                                      10.00         10.44              6                 5

Lehman Brothers Bond Index Division***
2004                                      27.02         27.84            122                 0
2003                                      26.32         27.02            105                48
2002                                      24.01         26.32            124                55
2001                                      22.37         24.01            137                62
2000                                      20.16         22.37            130                52
1999                                      20.97         20.16            148                60
1998                                      19.50         20.97            200                75
1997                                      18.01         19.50            163                80
1996                                      17.66         18.01            163                70
1995                                      14.99         17.66            146                85
1994                                      15.78         14.99            146                58
1993                                      14.43         15.78            161                61
1992                                      13.68         14.43            116                48
1991                                      12.12         13.68             50                67
1990                                      11.22         12.12             33                58
1989                                      10.27         11.22             22                17
1988                                      10.00         10.27              5                 2



                                       Accumulation                Qualified Plan   Nonqualified Plan
                                        Unit Value  Accumulation  Units Outstanding Units Outstanding
                                        Beginning    Unit Value     End of Period     End of Period
                                        of Period*  End of Period  (in thousands)    (in thousands)
                                       ------------ ------------- ----------------- -----------------
BlackRock Large Cap
Value Division Qualified****
(formerly State Street Research
Large Cap Value Division Qualified)

2004                                     97.43         109.66             52               N/A
2003                                     72.29          97.43             56               N/A
2002                                     94.99          72.29             60               N/A
2001                                     94.14          94.99             69               N/A
2000                                     84.35          94.14             80               N/A
1999                                     82.60          84.35            106               N/A
1998                                     72.99          82.60            126               N/A
1997                                     59.73          72.99            136               N/A
1996                                     49.83          59.73            153               N/A
1995                                     37.68          49.83            164               N/A
1994                                     39.42          37.68            188               N/A
1993                                     36.54          39.42            210               N/A
1992                                     34.56          36.54            217               N/A
1991                                     27.62          34.56            216               N/A
1990                                     28.73          27.62            192               N/A
1989                                     22.11          28.73            194               N/A
1988                                     21.30          22.11            207               N/A



BlackRock Large Cap Value
Division Nonqualified****
(formerly State Street Research
Large Cap Value Division Nonqualified)

2004                                   106.02         119.33             N/A                 0
2003                                    78.66         106.02             N/A                 0
2002                                   103.37          78.66             N/A                 1
2001                                   102.45         103.37             N/A                 1
2000                                    91.79         102.45             N/A                 1
1999                                    89.89          91.79             N/A                 1
1998                                    79.43          89.89             N/A                 1
1997                                    64.99          79.43             N/A                 2
1996                                    54.22          64.99             N/A                 2
1995                                    41.00          54.22             N/A                17
1994                                    42.90          41.00             N/A                20
1993                                    39.76          42.90             N/A                24
1992                                    37.61          39.76             N/A                25
1991                                    30.05          37.61             N/A                25
1990                                    31.27          30.05             N/A                25
1989                                    24.06          31.27             N/A                25
1988                                    23.18          24.06             N/A                26

                            Accumulation                Qualified Plan   Nonqualified Plan
                             Unit Value  Accumulation  Units Outstanding Units Outstanding
                             Beginning    Unit Value     End of Period     End of Period
                             of Period*  End of Period  (in thousands)    (in thousands)
                            ------------ ------------- ----------------- -----------------

BlackRock Large Cap Value
Division 88 Series****
(formerly State Street Research
Large Cap Value Division
88 Series)

2004                           50.06         56.20            138                 1
2003                           37.22         50.06            130                30
2002                           48.96         37.22            152                35
2001                           48.57         48.96            174                42
2000                           43.56         48.57            190                44
1999                           42.70         43.56            246                49
1998                           37.77         42.70            266                54
1997                           30.94         37.77            280                67
1996                           25.84         30.94            240                58
1995                           19.56         25.84            215                75
1994                           20.48         19.56            204                68
1993                           19.00         20.48            197                56
1992                           17.99         19.00            158                40
1991                           14.39         17.99            101                27
1990                           14.99         14.39             56                20
1989                           11.54         14.99             21                 7
1988                           10.83         11.54              6                 0


BlackRock Diversified Division*****
(formerly State Street Research
Diversified Division)

2004                           38.02         40.84            352                 0
2003                           31.95         38.02            295               104
2002                           37.56         31.95            365               107
2001                           40.60         37.56            416               124
2000                           40.46         40.60            471               139
1999                           33.12         40.46            463               163
1998                           28.38         33.12            487               187
1997                           24.14         28.38            496               187
1996                           21.08         24.14            375               178
1995                           16.52         21.08            317               168
1994                           17.37         16.52            320               180
1993                           16.01         17.37            332               166
1992                           15.16         16.01            223               119
1991                           12.78         15.16            140                66
1990                           12.60         12.78             94                35
1989                           10.61         12.60             33                16
1988                           10.00         10.61              9                 4

VIP: Equity-Income Division

2004                           25.28         27.91            365               140
2003                           19.59         25.28            423               157
2002                           23.83         19.59            462               190
2001                           25.32         23.83            535               226
2000                           23.60         25.32            570               252
1999                           22.41         23.60            736               299
1998                           20.27         22.41            868               352
1997                           15.98         20.27            838               351
1996                           14.12         15.98            767               317
1995                           10.55         14.12            552               207
1994                           10.00         10.55            315                82


                       Accumulation                Qualified Plan   Nonqualified Plan
                        Unit Value  Accumulation  Units Outstanding Units Outstanding
                        Beginning    Unit Value     End of Period     End of Period
                        of Period*  End of Period  (in thousands)    (in thousands)
                       ------------ ------------- ----------------- -----------------

VIP: Growth Division

2004                      22.65         23.18             679              194
2003                      17.26         22.65             792              210
2002                      24.89         17.22             862              257
2001                      30.53         24.89             971              300
2000                      34.64         30.53           1,131              342
1999                      25.45         34.64           1,141              341
1998                      18.42         25.45           1,127              342
1997                      15.07         18.42           1,064              343
1996                      13.27         15.07             974              362
1995                       9.90         13.27             646              261
1994                      10.00          9.90             356              116

VIP: Overseas Division

2004                      14.76         16.61              55              201
2003                      10.40         14.76             258               62
2002                      13.18         10.40             279               75
2001                      16.88         13.18             316               90
2000                      21.09         16.88             373              109
1999                      14.93         21.09             348              105
1998                      13.37         14.93             355               98
1997                      12.11         13.37             363              124
1996                      10.80         12.11             346              107
1995                       9.95         10.80             266               77
1994                      10.00          9.95             240               52

- -------------
* At the date of first deposits into the Separate Account on May 16, 1988, except for the State Street Research Large Cap Value Division, which began on February 24, 1988; the VIP: Equity-Income Division and the VIP: Growth Division which began on January 6, 1994; and the VIP: Overseas Division which began on January 11, 1994.

** On April 28, 2003, the S&P 500 Index Fund of General American Capital Company merged into the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. The name of the S & P 500 Index Fund was changed from "Equity Index Fund" effective May 1, 1994.

*** On April 28, 2003, the Bond Index Fund of General American Capital Company merged into the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflected a change in investment policies and objectives of the Fund.

**** On April 28, 2003, the Managed Equity Fund of General American Capital
     Company merged into the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Large Cap Value Portfolio was changed from "State Street Research Large Cap Value Portfolio" effective January 31, 2005.

*****On April 28, 2003, the Asset Allocation Fund of General American Capital
     Company merged into State Street Research Diversified Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Diversified Portfolio was changed from "State Street Research Diversified Portfolio" effective January 31, 2005.

+ On May 1, 2003, the State Street Research Money Market Portfolio became a portfolio of the Metropolitan Series Fund, Inc. by way of a reorganization. On April 28, 2003, the Money Market Fund of General American Capital Company merged into State Street Research Money Market Series of the New England Zenith Fund. Effective May 1, 2003 the series of the New England Zenith Fund reorganized into Portfolios of the Metropolitan Series Fund, Inc. The name of the BlackRock Money Market Portfolio was changed from "State Street Research Money Market Portfolio" effective January 31, 2005.



Notes on Appendix A

The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.

The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account Two above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from ..25% to a sliding scale with a maximum of .40%, as an annual percentage of net assets. Effective January 6, 2002, the maximum investment advisory fee for these assets was increased to .50%. As shown in the Fee Table, the investment management fee for the BlackRock Large Cap Value Portfolio (formerly the State Street Research Large Cap Value Portfolio) of the Metropolitan Series Fund, Inc. (into which the Managed Equity Fund of General American Capital Company was merged, as noted above) is .70%.



                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       AND

                     GENERAL AMERICAN LIFE INSURANCE COMPANY




THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2005, FOR THE INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL (800) 449-6447 OR WRITE THE COMPANY AT: 13045 TESSON FERRY ROAD, ST. LOUIS, MISSOURI 63128.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2005.



                                TABLE OF CONTENTS



                                                                            Page

COMPANY .................................................................   -3-

EXPERTS .................................................................   -3-

LEGAL OPINIONS...........................................................   -3-

DISTRIBUTION.............................................................   -3-

PERFORMANCE INFORMATION..................................................   -4-

INVESTMENT ADVICE........................................................   -7-

TAX STATUS OF THE CONTRACTS..............................................   -7-

ANNUITY PROVISIONS.......................................................   -8-

GENERAL MATTERS..........................................................  -10-

SAFEKEEPING OF ACCOUNT ASSETS............................................  -12-

STATE REGULATION.........................................................  -12-

RECORDS AND REPORTS......................................................  -12-

OTHER INFORMATION........................................................  -12-

FINANCIAL STATEMENTS.....................................................  -13-




                                     COMPANY

We were originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife.


                                     EXPERTS

The financial statements of General American Separate Account Two included in this Prospectus and the consolidated financial statements of General American Life Insurance Company and Subsidiaries (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities laws in connection with the Contracts.


                                  DISTRIBUTION


MetLife Investors Distribution Company (formerly named General American Distributors, Inc.) ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor was paid underwriting commissions in the aggregate for the years 2002, 2003 and 2004 of $1,448,823, $1,596,371, and $1,663,806, respectively.

The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.

Reduction of the Surrender Charge

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.



                             PERFORMANCE INFORMATION


Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                  n
         P (1 + T)  = ERV
Where:

         P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

         ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

Money Market Yield Calculation

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the subaccount (the "Money Market Division") investing in the BlackRock Money Market Portfolio of Metropolitan Series Fund ("Money Market Fund") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the BlackRock Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the BlackRock Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the BlackRock Money Market Division of the Separate Account will be lower than the yield for the BlackRock Money Market Fund.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the BlackRock Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the BlackRock Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The BlackRock Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the BlackRock Money Market Fund, the types and quality of portfolio securities held by the BlackRock Money Market Fund, and its operating expenses.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.


                                INVESTMENT ADVICE

The Separate Account invests in the Portfolios of the Metropolitan Series Fund, Inc. and in the Portfolios of Variable Insurance Products Fund. MetLife Advisers, LLC ("MetLife Advisers"), as the Adviser to the Metropolitan Series Fund, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.

MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.

MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently known as the BlackRock Money Market Portfolio and formerly, the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:

The sub-adviser to the State Street Research Money Market Portfolio (currently known as the BlackRock Money Market Portfolio and formerly, the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser.

The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios:

Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio and the MetLife Stock Index Portfolio on May 1, 2001.


The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser.

                           TAX STATUS OF THE CONTRACTS

Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner of the Contract from being treated as the owner of the underlying Separate Account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant were the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and
(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.


                               ANNUITY PROVISIONS

Computation of the Value of an Annuity Unit

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all contracts issued on or after May 1, 1982; 3.5% for tax-qualified contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.

As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and
(b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all contracts issued on or after May 1, 1982; .99990575 for tax-qualified contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified contracts issued before May 1, 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

                      1.00176027          $10.200000
                     X .99989256         X 1.00165264
                    ----------------   -----------------
                      1.00165264          $10.216857

Determination of the Amount of the First Annuity Installment

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of accumulated value of the contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

Determination of the Fluctuating Values of the Annuity Installments

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

Fixed Annuity

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.


                                 GENERAL MATTERS

Participating

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a contract.

If any divisible surplus is credited to a contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

Joint Annuitant

The contract owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

Incorrect Age or Sex

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

Annuity Data

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

Quarterly Reports

Quarterly, General American will give the contract owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the contract owner any other information required by law or regulation. The contract owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

Incontestability

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

Ownership

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.

Reinstatement

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.


                          SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the separate account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the separate account.

                                STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the separate account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.


                               RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all contract owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.


                                OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


                              FINANCIAL STATEMENTS

The financial statements of General American and the Separate Account are included herein. The consolidated financial statements of General American included herein should be considered only as bearing upon the ability of General American to meet its obligations under the Contracts.

                                 ANNUAL REPORT

                                       OF

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                       OF

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 2004

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of General American Separate Account Two and the Board of Directors of General American Life Insurance Company

We have audited the accompanying statement of assets and liabilities of each of the Divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Two (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2004 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Divisions comprising the Separate Account of General American as of December 31, 2004, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, FL

March 23, 2005

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2004

                                                                METLIFE     STATE STREET RESEARCH     LEHMAN BROTHERS
                                                              STOCK INDEX       MONEY MARKET        AGGREGATE BOND INDEX
                                                               DIVISION           DIVISION                DIVISION
                                                              -----------   ---------------------   --------------------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
MetLife Stock Index Portfolio
 (1,203,760 shares; cost $28,695,049).......................  $38,845,348        $       --              $       --
State Street Research Money Market Portfolio
 (11,791 shares; cost $1,179,082)...........................           --         1,179,082                      --
Lehman Brothers Aggregate Bond Index Portfolio
 (308,701 shares; cost $3,304,803)..........................           --                --               3,401,883
State Street Research Large Cap Value Portfolio
 (1,122,384 shares; cost $9,144,006)........................           --                --                      --
State Street Research Diversified Portfolio
 (893,590 shares; cost $12,312,896).........................           --                --                      --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("FIDELITY FUND")
VIP Equity-Income Portfolio
 (555,096 shares; cost $12,287,566).........................           --                --                      --
VIP Growth Portfolio
 (632,186 shares; cost $23,214,917).........................           --                --                      --
VIP Overseas Portfolio
 (242,572 shares; cost $4,506,060)..........................           --                --                      --
                                                              -----------        ----------              ----------
Total Investments...........................................   38,845,348         1,179,082               3,401,883
Cash and Accounts Receivable................................       39,266                --                      --
                                                              -----------        ----------              ----------
Total Assets................................................   38,884,614         1,179,082               3,401,883
LIABILITIES:
Due to General American Life Insurance Company..............           --               841                     225
                                                              -----------        ----------              ----------
NET ASSETS..................................................  $38,884,614        $1,178,241              $3,401,658
                                                              ===========        ==========              ==========
Outstanding Units (In Thousands)............................          697                63                     122
Unit Fair Values............................................  $     55.76        $    18.83              $    27.84

                       See Notes to Financial Statements.

    STATE STREET RESEARCH   STATE STREET RESEARCH        VIP            VIP          VIP
       LARGE CAP VALUE           DIVERSIFIED        EQUITY-INCOME     GROWTH       OVERSEAS
          DIVISION                DIVISION            DIVISION       DIVISION      DIVISION
    ---------------------   ---------------------   -------------   -----------   ----------
                     --          $        --         $        --    $        --   $       --
      $
                                          --                  --             --           --
                     --
                                          --                  --             --           --
                     --
                                          --                  --             --           --
             13,580,851
                                  14,395,742                  --             --           --
                     --
                                          --          14,082,785             --           --
                     --
                                          --                  --     20,236,283           --
                     --
                                          --                  --             --    4,249,862
                     --
      -----------------          -----------         -----------    -----------   ----------
             13,580,851           14,395,742          14,082,785     20,236,283    4,249,862
                     54                   --              19,637        105,221           --
      -----------------          -----------         -----------    -----------   ----------
             13,580,905           14,395,742          14,102,422     20,341,504    4,249,862
                     --                  189                  --             --          211
      -----------------          -----------         -----------    -----------   ----------
      $      13,580,905          $14,395,553         $14,102,422    $20,341,504   $4,249,651
      =================          ===========         ===========    ===========   ==========
                    191                  352                 505            878          256
      $56.20 to $119.33          $     40.84         $     27.91    $     23.18   $    16.61

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                   METLIFE        STATE STREET RESEARCH     LEHMAN BROTHERS
                                                                 STOCK INDEX          MONEY MARKET        AGGREGATE BOND INDEX
                                                                  DIVISION              DIVISION                DIVISION
                                                              -----------------   ---------------------   --------------------
                                                                FOR THE YEAR          FOR THE YEAR            FOR THE YEAR
                                                                    ENDED                 ENDED                  ENDED
                                                              DECEMBER 31, 2004     DECEMBER 31, 2004      DECEMBER 31, 2004
                                                              -----------------   ---------------------   --------------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................     $  350,494              $13,344                $130,668
 Expenses...................................................        390,453               13,888                  38,919
                                                                 ----------              -------                --------
Net investment (loss) income................................        (39,959)                (544)                 91,749
                                                                 ----------              -------                --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on security transactions........      1,335,985                   --                  (4,124)
Change in net unrealized appreciation (depreciation) on
 investments for the period.................................      2,142,797                   --                  29,457
                                                                 ----------              -------                --------
Net realized and unrealized gains on investments............      3,478,782                   --                  25,333
                                                                 ----------              -------                --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $3,438,823              $  (544)               $117,082
                                                                 ==========              =======                ========

                       See Notes to Financial Statements.

    STATE STREET RESEARCH   STATE STREET RESEARCH          VIP                 VIP                 VIP
       LARGE CAP VALUE           DIVERSIFIED          EQUITY-INCOME          GROWTH             OVERSEAS
          DIVISION                DIVISION              DIVISION            DIVISION            DIVISION
    ---------------------   ---------------------   -----------------   -----------------   -----------------
        FOR THE YEAR            FOR THE YEAR          FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
            ENDED                   ENDED                 ENDED               ENDED               ENDED
      DECEMBER 31, 2004       DECEMBER 31, 2004     DECEMBER 31, 2004   DECEMBER 31, 2004   DECEMBER 31, 2004
    ---------------------   ---------------------   -----------------   -----------------   -----------------
         $       --               $275,540             $  281,940          $    57,933          $  52,833
            118,992                144,993                141,040              212,880             45,235
         ----------               --------             ----------          -----------          ---------
           (118,992)               130,547                140,900             (154,947)             7,598
         ----------               --------             ----------          -----------          ---------
            519,271                843,559                122,545           (1,635,419)          (268,148)
          1,146,664                 (6,187)             1,105,117            2,171,920            752,655
         ----------               --------             ----------          -----------          ---------
          1,665,935                837,372              1,227,662              536,501            484,507
         ----------               --------             ----------          -----------          ---------
         $1,546,943               $967,919             $1,368,562          $   381,554          $ 492,105
         ==========               ========             ==========          ===========          =========

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    METLIFE                          STATE STREET RESEARCH
                                                  STOCK INDEX                            MONEY MARKET
                                                   DIVISION                                DIVISION
                                     -------------------------------------   -------------------------------------
                                       FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR       FOR THE PERIOD
                                           ENDED         APRIL 28, 2003 TO         ENDED         APRIL 28, 2003 TO
                                     DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003
                                     -----------------   -----------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment (loss) income......     $   (39,959)        $  (146,542)        $     (544)         $    4,017
 Net realized gains (losses) on
  investments......................       1,335,985             338,256                 --                  (3)
 Change in net unrealized
  appreciation (depreciation) on
  investments......................       2,142,797           8,007,502                 --                   6
                                        -----------         -----------         ----------          ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................       3,438,823           8,199,216               (544)              4,020
                                        -----------         -----------         ----------          ----------
From capital transactions:
 Net premiums......................         539,181              88,954            113,339               2,735
 Net redemptions...................      (5,222,583)           (726,636)          (451,148)           (182,838)
                                        -----------         -----------         ----------          ----------
 Total net redemptions.............      (4,683,402)           (637,682)          (337,809)           (180,103)
 Net division transfers............        (192,740)         32,760,399           (189,872)          1,882,549
                                        -----------         -----------         ----------          ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................      (4,876,142)         32,122,717           (527,681)          1,702,446
                                        -----------         -----------         ----------          ----------
NET CHANGE IN NET ASSETS...........      (1,437,319)         40,321,933           (528,225)          1,706,466
NET ASSETS-BEGINNING OF PERIOD.....      40,321,933                  --          1,706,466                  --
                                        -----------         -----------         ----------          ----------
NET ASSETS-END OF PERIOD...........     $38,884,614         $40,321,933         $1,178,241          $1,706,466
                                        ===========         ===========         ==========          ==========

                                                LEHMAN BROTHERS
                                             AGGREGATE BOND INDEX
                                                   DIVISION
                                     -------------------------------------
                                       FOR THE YEAR       FOR THE PERIOD
                                           ENDED         APRIL 28, 2003 TO
                                     DECEMBER 31, 2004   DECEMBER 31, 2003
                                     -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
 Net investment (loss) income......     $   91,749          $  (14,795)
 Net realized gains (losses) on
  investments......................         (4,124)                330
 Change in net unrealized
  appreciation (depreciation) on
  investments......................         29,457              67,622
                                        ----------          ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................        117,082              53,157
                                        ----------          ----------
From capital transactions:
 Net premiums......................         26,421               6,105
 Net redemptions...................       (704,777)           (175,045)
                                        ----------          ----------
 Total net redemptions.............       (678,356)           (168,940)
 Net division transfers............        117,109           3,961,606
                                        ----------          ----------
 Net (decrease) increase in net
  assets resulting from capital
  transactions.....................       (561,247)          3,792,666
                                        ----------          ----------
NET CHANGE IN NET ASSETS...........       (444,165)          3,845,823
NET ASSETS-BEGINNING OF PERIOD.....      3,845,823                  --
                                        ----------          ----------
NET ASSETS-END OF PERIOD...........     $3,401,658          $3,845,823
                                        ==========          ==========

                       See Notes to Financial Statements.

            STATE STREET RESEARCH                   STATE STREET RESEARCH                            VIP
               LARGE CAP VALUE                           DIVERSIFIED                            EQUITY-INCOME
                  DIVISION                                DIVISION                                DIVISION
    -------------------------------------   -------------------------------------   -------------------------------------
      FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR        FOR THE YEAR
          ENDED         APRIL 28, 2003 TO         ENDED         APRIL 28, 2003 TO         ENDED               ENDED
    DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
      $   (118,992)        $    49,518         $   130,547        $    (58,293)        $   140,900         $   108,187
           519,271             167,042             843,559             187,702             122,545            (408,147)
         1,146,664           3,290,181              (6,187)          2,089,033           1,105,117           3,599,622
      ------------         -----------         -----------        ------------         -----------         -----------
         1,546,943           3,506,741             967,919           2,218,442           1,368,562           3,299,662
      ------------         -----------         -----------        ------------         -----------         -----------
           167,137              17,560             120,222              61,779             237,353             245,653
        (1,451,554)           (151,196)         (1,924,990)           (130,558)         (1,944,930)         (1,752,002)
      ------------         -----------         -----------        ------------         -----------         -----------
        (1,284,417)           (133,636)         (1,804,768)            (68,779)         (1,707,577)         (1,506,349)
          (174,251)         10,119,525              45,714          13,037,025            (223,016)             84,320
      ------------         -----------         -----------        ------------         -----------         -----------
        (1,458,668)          9,985,889          (1,759,054)         12,968,246          (1,930,593)         (1,422,029)
      ------------         -----------         -----------        ------------         -----------         -----------
            88,275          13,492,630            (791,135)         15,186,688            (562,031)          1,877,633
        13,492,630                  --          15,186,688                  --          14,664,453          12,786,820
      ------------         -----------         -----------        ------------         -----------         -----------
      $ 13,580,905         $13,492,630         $14,395,553        $ 15,186,688         $14,102,422         $14,664,453
      ============         ===========         ===========        ============         ===========         ===========

                      VIP                                     VIP
                    GROWTH                                 OVERSEAS
                   DIVISION                                DIVISION
     -------------------------------------   -------------------------------------
       FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
           ENDED               ENDED               ENDED               ENDED
     DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2004   DECEMBER 31, 2003
     -----------------   -----------------   -----------------   -----------------
        $  (154,947)        $  (147,855)       $      7,598         $   (5,001)
         (1,635,419)         (1,490,345)           (268,148)          (334,198)
          2,171,920           7,287,636             752,655          1,766,566
        -----------         -----------        ------------         ----------
            381,554           5,649,436             492,105          1,427,367
        -----------         -----------        ------------         ----------
            447,595             389,004              83,737            103,832
         (3,044,647)         (2,800,814)           (829,070)          (530,499)
        -----------         -----------        ------------         ----------
         (2,597,052)         (2,411,810)           (745,333)          (426,667)
           (134,038)            191,419            (215,194)            35,469
        -----------         -----------        ------------         ----------
         (2,731,090)         (2,220,391)           (960,527)          (391,198)
        -----------         -----------        ------------         ----------
         (2,349,536)          3,429,045            (468,422)         1,036,169
         22,691,040          19,261,995           4,718,073          3,681,904
        -----------         -----------        ------------         ----------
        $20,341,504         $22,691,040        $  4,249,651         $4,718,073
        ===========         ===========        ============         ==========

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

1.  BUSINESS

General American Separate Account Two (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American"), was established by the Board of Directors of General American on October 22, 1970 to support General American's operations with respect to certain variable annuity contracts ("Contracts"). General American is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was reorganized as a unit investment trust, registered January 25, 1971 under the Investment Company Act of 1940, as amended, pursuant to a plan of reorganization approved by its contract owners on February 23, 1988, and exists in accordance with the regulations of the Missouri Insurance Department. To provide Separate Account contract owners the opportunity to invest in a more diversified mutual fund portfolio, four additional Divisions were established on this date. Existing contract owners' units in the Separate Account remained unchanged after the reorganization. The Separate Account supports annuity Contracts which may be qualified or non-qualified for tax purposes.

The Separate Account is divided into eight divisions. Each division invests exclusively in shares of a corresponding Investment Fund (with the same name) of the Metropolitan Fund or Fidelity Fund (collectively, the "Funds"). For convenience, the underlying funds may also be referred to as "portfolios" or "underlying portfolios."

The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Account assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business General American may conduct.

The table below presents the Divisions within the Separate Account:

MetLife Stock Index Division                    State Street Research Diversified Division
State Street Research Money Market Division     VIP Equity-Income Division
Lehman Brothers Aggregate Bond Index Division   VIP Growth Division
State Street Research Large Cap Value           VIP Overseas Division
  Division

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable annuity separate accounts registered as unit investment trusts.

     A.  VALUATION OF INVESTMENTS

        Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

     B.  SECURITY TRANSACTIONS

        Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

     C.  FEDERAL INCOME TAXES

        The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC").

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


     C.  FEDERAL INCOME TAXES -- (CONTINUED)

        Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

     D.  ANNUITY RESERVES

        For contracts payable on or after January 1, 1998, annuity reserves are computed according to the Annuity 2000 Mortality Tables. The assumed interest rate may be 0% (if the contract was annuitized prior to January 1, 2003), 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from General American. For contracts payable prior to January 1, 1998, annuity reserves will be computed according to the 1983-A Mortality Tables.

     E.  USE OF ESTIMATES

        The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     F.  PURCHASE PAYMENTS

        Purchase payments received by General American are credited as accumulation or annuity units as of the end of the valuation period in which received as described in the prospectus. In states that charge premium taxes, the taxes are withdrawn from the purchase payment or the accumulated value of the contract.

3.  EXPENSES

General American assumes the mortality and expense risks under the contracts for which the Separate Account is charged a daily rate of .002740% of net assets of each Division of the Separate Account, which equals an annual rate of 1% for those net assets. General American also provides certain administrative services related to operating the Separate Account. For contracts issued prior to the date of reorganization (February 23, 1988) and that are invested in the State Street Research Large Cap Value Division (formerly, the Managed Equity Division), daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the State Street Research Large Cap Value Division by General American. Additionally, for contracts issued prior to May 1, 1982, there is an administrative charge of $10.00 per year, and a $5.00 charge is imposed whenever funds are transferred between the General Account and the Separate Account.

Under Separate Account contractual arrangements, General American is entitled to collect payment for sales charges and annuity taxes. Variable annuity contracts written prior to May 1, 1982 have a front-end sales charge of 4.75% applied to each contribution. Contracts written after April 30, 1982 are subject to a contingent deferred sales charge upon surrender of the contract or partial withdrawal of funds. The sales charge is 9% during the first contract year, decreasing by 1% per year thereafter; the contingent deferred sales charge is waived in the event of death, disability or annuitization after the fifth contract year.

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2004 were as follows:

                                                              PURCHASES    SALES
                                                              ---------   -------
                                                                (IN THOUSANDS)
MetLife Stock Index Division................................   $ 1,279    $ 6,241
State Street Research Money Market Division.................       704      1,231
Lehman Brothers Aggregate Bond Index Division...............     1,313      2,082
State Street Research Large Cap Division....................       297      1,898
State Street Research Diversified Division..................     4,742      6,372
VIP Equity-Income Division..................................       676      2,478
VIP Growth Division.........................................     2,806      5,797
VIP Overseas Division.......................................       306      1,260
                                                               -------    -------
Total.......................................................   $12,123    $27,359
                                                               =======    =======

                      (This page intentionally left blank)

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2004, 2003, 2002 and 2001 were as follows:

                                       METLIFE     STATE STREET RESEARCH     LEHMAN BROTHERS      STATE STREET RESEARCH
                                     STOCK INDEX       MONEY MARKET        AGGREGATE BOND INDEX      LARGE CAP VALUE
                                      DIVISION           DIVISION                DIVISION               DIVISION
(IN THOUSANDS)                       -----------   ---------------------   --------------------   ---------------------
Outstanding at December 31, 2003...      791                 91                     142                    216
Activity during 2004:
 Issued............................       20                 29                       6                      5
 Redeemed..........................     (114)               (57)                    (26)                   (30)
                                        ----                ---                    ----                    ---
Outstanding at December 31, 2004...      697                 63                     122                    191
                                        ====                ===                    ====                    ===
Outstanding at December 31, 2002...       --                 --                      --                     --
Activity during 2003:
 Issued............................      857                160                     182                    243
 Redeemed..........................      (66)               (69)                    (40)                   (27)
                                        ----                ---                    ----                    ---
Outstanding at December 31, 2003...      791                 91                     142                    216
                                        ====                ===                    ====                    ===
Outstanding at December 31, 2001...       --                 --                      --                     --
Activity during 2002:
 Issued............................       --                 --                      --                     --
 Redeemed..........................       --                 --                      --                     --
                                        ----                ---                    ----                    ---
Outstanding at December 31, 2002...       --                 --                      --                     --
                                        ====                ===                    ====                    ===
Outstanding at December 31, 2000...       --                 --                      --                     --
Activity during 2001:
 Issued............................       --                 --                      --                     --
 Redeemed..........................       --                 --                      --                     --
                                        ----                ---                    ----                    ---
Outstanding at December 31, 2001...       --                 --                      --                     --
                                        ====                ===                    ====                    ===

                                     STATE STREET RESEARCH
                                          DIVERSIFIED
                                           DIVISION
(IN THOUSANDS)                       ---------------------
Outstanding at December 31, 2003...           399
Activity during 2004:
 Issued............................            10
 Redeemed..........................           (57)
                                              ---
Outstanding at December 31, 2004...           352
                                              ===
Outstanding at December 31, 2002...            --
Activity during 2003:
 Issued............................           465
 Redeemed..........................           (66)
                                              ---
Outstanding at December 31, 2003...           399
                                              ===
Outstanding at December 31, 2001...            --
Activity during 2002:
 Issued............................            --
 Redeemed..........................            --
                                              ---
Outstanding at December 31, 2002...            --
                                              ===
Outstanding at December 31, 2000...            --
Activity during 2001:
 Issued............................            --
 Redeemed..........................            --
                                              ---
Outstanding at December 31, 2001...            --
                                              ===

         VIP              VIP            VIP
    EQUITY-INCOME        GROWTH        OVERSEAS
      DIVISION          DIVISION       DIVISION
    -------------       --------       --------
         579             1,002            320
          23                39             15
         (97)             (163)           (79)
        ----             -----           ----
         505               878            256
        ====             =====           ====
         652             1,119            354
          25                50             14
         (98)             (167)           (48)
        ----             -----           ----
         579             1,002            320
        ====             =====           ====
         761             1,271            406
          33               123             51
        (142)             (275)          (103)
        ----             -----           ----
         652             1,119            354
        ====             =====           ====
         822             1,473            482
          41                51             17
        (102)             (253)           (93)
        ----             -----           ----
         761             1,271            406
        ====             =====           ====

                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Contracts and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the four years ended December 31, 2004, 2003, 2002 and 2001 or lesser time period, if applicable.

                                                                                    STATE STREET RESEARCH
                                                              METLIFE STOCK INDEX       MONEY MARKET
                                                                   DIVISION               DIVISION
                                                              -------------------   ---------------------
2004
Units (In Thousands)........................................           697                     63
Unit Fair Value Lowest to Highest(1)........................       $ 55.76                 $18.83
Net Assets (In Thousands)...................................       $38,885                 $1,178
Investment Income Ratio(2)..................................          0.89%                  0.93%
Expense Ratio(3)............................................          1.00%                  1.00%
Total Return Lowest to Highest(4)...........................          9.43%                 -0.02%
2003
Units (In Thousands)........................................           791                     91
Unit Fair Value Lowest to Highest(1)........................       $ 50.95                 $18.83
Net Assets (In Thousands)...................................       $40,322                 $1,706
Investment Income Ratio(2)..................................          0.00%                  0.62%
Expense Ratio(3)............................................          1.00%                  1.00%
Total Return Lowest to Highest(4)...........................  21.93% to 22.05%              -0.02%
2002
Units (In Thousands)........................................           --                      --
Unit Fair Value Lowest to Highest(1)........................       $   --                  $   --
Net Assets (In Thousands)...................................       $   --                  $   --
Investment Income Ratio(2)..................................           --                      --
Expense Ratio(3)............................................           --                      --
Total Return Lowest to Highest(4)...........................           --                      --
2001
Units (In Thousands)........................................           --                      --
Unit Fair Value Lowest to Highest(1)........................       $   --                  $   --
Net Assets (In Thousands)...................................       $   --                  $   --
Investment Income Ratio(2)..................................           --                      --
Expense Ratio(3)............................................           --                      --
Total Return Lowest to Highest(4)...........................           --                      --

---------------

(1) General American issues a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through the reduction in unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Divisions invest.

(3) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges that are made directly to contract owner accounts through the redemption of units and the expenses of the underlying portfolio are excluded.

(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units.

  LEHMAN BROTHERS      STATE STREET RESEARCH   STATE STREET RESEARCH        VIP          VIP        VIP
AGGREGATE BOND INDEX      LARGE CAP VALUE           DIVERSIFIED        EQUITY-INCOME    GROWTH    OVERSEAS
      DIVISION               DIVISION                DIVISION            DIVISION      DIVISION   DIVISION
--------------------   ---------------------   ---------------------   -------------   --------   --------
          122                    191                      352                 505          878        256
       $27.84          $56.20 to $119.33              $ 40.84             $ 27.91      $ 23.18     $16.61
       $3,402                $13,581                  $14,396             $14,102      $20,342     $4,250
         3.61%                  0.00%                    1.86%               1.96%        0.27%      1.18%
         1.00%                  1.00%                    1.00%               1.00%        1.00%      1.00%
         3.06%          12.27% to 12.55%                 7.43%              10.42%        2.35%     12.50%

          142                    216                      399                 579        1,002        320
       $27.02           $50.06 to $106.02             $ 38.02             $ 25.28      $ 22.65     $14.76
       $3,846                $13,493                  $15,187             $14,664      $22,691     $4,718
         0.00%                  0.78%                    0.00%               1.75%        0.27%      0.79%
         1.00%                  1.00%                    1.00%               1.00%        1.00%      1.00%
         3.06%          30.32% to 30.54%                14.20%              29.04%       31.53%     41.95%

           --                    --                        --                 652        1,119        354
       $   --                $   --                   $    --             $ 19.59      $ 17.22     $10.40
       $   --                $   --                   $    --             $12,787      $19,262     $3,682
           --                    --                        --                1.82%        0.26%      0.83%
           --                    --                        --                1.00%        1.00%      1.00%
           --                    --                        --              -17.79%      -30.82%    -21.09%

           --                    --                        --                 761        1,271        406
       $   --                $   --                   $    --             $ 23.83      $ 24.89     $13.18
       $   --                $   --                   $    --             $18,125      $31,638     $5,348
           --                    --                        --                1.93%        0.09%      6.41%
           --                    --                        --                1.00%        1.00%      1.00%
           --                    --                        --               -5.88%      -18.47%    -21.92%


                    GENERAL AMERICAN SEPARATE ACCOUNT TWO OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
                               DECEMBER 31, 2004

7.  PORTFOLIO MERGERS

Effective April 28, 2003, the Money Market Portfolio, S&P 500 Index Portfolio, Bond Index Portfolio, Managed Equity Portfolio and the Asset Allocation Portfolio of the General American Capital Company merged into the State Street Research Money Market Series of the New England Zenith Fund, MetLife Stock Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Large Cap Value Portfolio and the State Street Research Diversified Portfolio respectively, of the Metropolitan Fund.

Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies, or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

8.  SUBSEQUENT EVENT

On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings Inc. ("SSRM") and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED
                        DECEMBER 31, 2004, 2003 AND 2002
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder of
General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2005

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003
             (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2004      2003
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $13,064 and $11,013, respectively)....  $13,912   $11,695
  Equity securities, at fair value (cost: $172 and $156,
     respectively)..........................................      178       167
  Mortgage loans on real estate.............................    1,090       953
  Policy loans..............................................    2,625     2,576
  Real estate and real estate joint ventures
     held-for-investment....................................       60        59
  Real estate held-for-sale.................................       --        12
  Other limited partnership interests.......................       34        41
  Short-term investments....................................       86        90
  Other invested assets.....................................    2,846     2,847
                                                              -------   -------
          Total investments.................................   20,831    18,440
Cash and cash equivalents...................................      372       369
Accrued investment income...................................      165       154
Premiums and other receivables..............................    2,032     2,182
Deferred policy acquisition costs...........................    3,265     2,639
Other assets................................................      333       331
Separate account assets.....................................    3,068     3,324
                                                              -------   -------
          Total assets......................................  $30,066   $27,439
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 8,897   $ 8,174
  Policyholder account balances.............................    9,076     7,889
  Other policyholder funds..................................    1,827     1,734
  Policyholder dividends payable............................      113       126
  Long-term debt............................................      506       501
  Shares subject to mandatory redemption....................      158       158
  Current income taxes payable..............................       28        40
  Deferred income taxes payable.............................      635       456
  Payables under securities loaned transactions.............    1,461     1,179
  Other liabilities.........................................    1,635     1,439
  Separate account liabilities..............................    3,068     3,324
                                                              -------   -------
          Total liabilities.................................   27,404    25,020
                                                              -------   -------
Stockholder's Equity:
  Parent's interest in preferred stock of subsidiary, par
     value $1,000 per share; 110,000 shares authorized;
     93,402 shares issued and outstanding at December 31,
     2003...................................................       --        93
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding at
     December 31, 2004 and 2003.............................        3         3
  Additional paid-in capital................................    1,843     1,746
  Retained earnings.........................................      428       309
  Accumulated other comprehensive income....................      388       268
                                                              -------   -------
          Total stockholder's equity........................    2,662     2,419
                                                              -------   -------
          Total liabilities and stockholder's equity........  $30,066   $27,439
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                               2004     2003     2002
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $3,713   $3,038   $2,417
Universal life and investment-type product policy fees......     293      272      298
Net investment income.......................................   1,131    1,003    1,052
Other revenues..............................................      43       73      116
Net investment gains........................................      74        9       59
                                                              ------   ------   ------
          Total revenues....................................   5,254    4,395    3,942
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,203    2,645    2,063
Interest credited to policyholder account balances..........     400      361      471
Policyholder dividends......................................     173      198      209
Other expenses..............................................   1,256    1,042      969
                                                              ------   ------   ------
          Total expenses....................................   5,032    4,246    3,712
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     222      149      230
Provision for income taxes..................................      73       46       75
                                                              ------   ------   ------
Income from continuing operations...........................     149      103      155
Gains (losses) from discontinued operations, net of income
  taxes.....................................................       1       (1)      (5)
                                                              ------   ------   ------
Income before cumulative effect of change in accounting.....     150      102      150
Cumulative effect of change in accounting, net of income
  taxes.....................................................      15        1       --
                                                              ------   ------   ------
Net income..................................................  $  165   $  103   $  150
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                 PARENT'S                                      -----------------------------------------
                                INTEREST IN                                                       FOREIGN      MINIMUM
                                 PREFERRED             ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                 STOCK OF     COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                SUBSIDIARY    STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                -----------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at January 1, 2002....     $ --         $3       $1,707       $140          $ 82            $(8)         $--       $1,924
  Capital contributions.......                                1                                                                 1
  Sale of subsidiaries........                             (114)                                                             (114)
  Dividends on common stock...                                         (83)                                                   (83)
Comprehensive income:
  Net income..................                                         150                                                    150
  Other comprehensive income:
    Unrealized investment
      gains, net of related
      offsets,
      reclassification
      adjustments and income
      taxes...................                                                        95                                       95
    Foreign currency
      translation
      adjustments.............                                                                        7                         7
                                                                                                                           ------
    Other comprehensive
      income..................                                                                                                102
                                                                                                                           ------
  Comprehensive income........                                                                                                252
                                   ----         --       ------       ----          ----            ---          ---       ------
Balance at December 31,
  2002........................       --          3        1,594        207           177             (1)          --        1,980
  Issuance of preferred stock
    by subsidiary to the
    parent....................       93                                                                                        93
  Issuance of shares by
    subsidiary................                               24                                                                24
  Capital contributions.......                              131                                                               131
  Return of capital...........                               (3)                                                               (3)
  Dividends on common stock...                                          (1)                                                    (1)
Comprehensive income:
  Net income..................                                         103                                                    103
  Other comprehensive income:
    Unrealized investment
      gains, net of related
      offsets,
      reclassification
      adjustments and income
      taxes...................                                                        72                                       72
    Foreign currency
      translation
      adjustments.............                                                                       25                        25
    Minimum pension liability
      adjustments.............                                                                                    (5)          (5)
                                                                                                                           ------
    Other comprehensive
      income..................                                                                                                 92
                                                                                                                           ------
  Comprehensive income........                                                                                                195
                                   ----         --       ------       ----          ----            ---          ---       ------
Balance at December 31,
  2003........................       93          3        1,746        309           249             24           (5)       2,419
  Contribution of preferred
    stock by parent to
    subsidiary and retirement
    thereof...................      (93)                                                                                      (93)
  Issuance of shares by
    subsidiary................                                4                                                                 4
  Capital contributions.......                               93                                                                93
  Dividends on common stock...                                         (40)                                                   (40)
  Dividends on preferred
    stock.....................                                          (6)                                                    (6)
Comprehensive income:
  Net income..................                                         165                                                    165
  Other comprehensive income:
    Unrealized investment
      gains, net of related
      offsets,
      reclassification
      adjustments and income
      taxes...................                                                       107                                      107
    Foreign currency
      translation
      adjustments.............                                                                       14                        14
    Minimum pension liability
      adjustment..............                                                                                    (1)          (1)
                                                                                                                           ------
    Other comprehensive
      income..................                                                                                                120
                                                                                                                           ------
  Comprehensive income........                                                                                                285
                                   ----         --       ------       ----          ----            ---          ---       ------
Balance at December 31,
  2004........................     $ --         $3       $1,843       $428          $356            $38          $(6)      $2,662
                                   ====         ==       ======       ====          ====            ===          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                               2004      2003      2002
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   165   $   103   $   150
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization expenses.................       14        16        12
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (17)      (50)      (76)
     (Gains) losses from sales of investments and
       businesses, net......................................      (75)       (8)      (49)
     Interest credited to other policyholder account
       balances.............................................      400       361       471
     Universal life and investment-type product policy
       fees.................................................     (293)     (272)     (298)
     Change in premiums and other receivables...............      151      (397)     (789)
     Change in deferred policy acquisitions costs, net......     (551)     (818)     (497)
     Change in insurance-related liabilities................      722     1,785       856
     Change in income taxes payable.........................       90        65       148
     Change in other assets.................................       14        46        64
     Change in other liabilities............................      173       171      (382)
     Other, net.............................................      (16)       (9)       13
                                                              -------   -------   -------
Net cash provided (used) by operating activities............      777       993      (377)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,411     5,439     5,347
     Equity securities......................................       16         5       107
     Mortgage and other loans...............................       90       167       298
     Real estate and real estate joint ventures.............       19        33        22
  Purchases of:
     Fixed maturities.......................................   (6,783)   (7,404)   (6,966)
     Equity securities......................................      (29)      (39)      (56)
     Mortgage and other loans...............................     (223)     (284)      (88)
     Real estate and real estate joint ventures.............       (2)       (2)       (4)
     Other limited partnership interests....................       (1)       (2)      (16)
  Net change in short-term investments......................        4        18       (75)
  Proceeds from sales of businesses.........................       --        --       176
  Net change in payable under securities loaned
     transactions...........................................      282       500       679
  Net change in other invested assets.......................     (572)     (742)     (811)
  Other, net................................................      (53)      (90)      (95)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,841)  $(2,401)  $(1,482)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                               2004      2003      2002
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................  $ 2,245   $ 2,015   $ 3,720
     Withdrawals............................................   (1,139)   (1,092)   (1,921)
  Net change in short-term debt.............................       --       (19)       10
  Long-term debt issued.....................................        5        70         6
  Capital contribution from the Holding Company.............       --        --         1
  Proceeds from offering of common stock by subsidiary,
     net....................................................       --       398        --
  Dividends on preferred stock..............................       (7)       --        --
  Dividends on common stock.................................      (40)       (1)      (83)
  Other, net................................................        3         8       (11)
                                                              -------   -------   -------
Net cash provided by financing activities...................    1,067     1,379     1,722
                                                              -------   -------   -------
Change in cash and cash equivalents.........................        3       (29)     (137)
Cash and cash equivalents, beginning of year................      369       398       535
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   372   $   369   $   398
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
Net cash paid during the year for:
  Interest..................................................  $    49   $     5   $    78
                                                              =======   =======   =======
  Income taxes..............................................  $    36   $    42   $   (30)
                                                              =======   =======   =======
Non-cash transactions during the year:
  Real estate acquired in satisfaction of debt..............  $    --   $    13   $    13
                                                              =======   =======   =======
  Transfer from funds withheld at interest to fixed
     maturities.............................................  $   606   $    --   $    --
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company and Subsidiaries ("General American" or the "Company"), is a wholly owned subsidiary of GenAmerica Financial, LLC ("GenAmerica"). In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica Financial, LLC, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in forty-nine states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) the Company, (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. See "--Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated. The Company owned approximately 52% of Reinsurance Group of America ("RGA") in 2004 and 2003. While the Company's ownership in 2002 was below 50%, the Company consolidated the financial statements of RGA since it maintained control of RGA through a majority representation on RGA's Board of Directors.

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits;
(vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions and employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

     Security Equity Life Insurance Company ("SELIC"), which was sold to Metropolitan Life in 2002, and Cova Corporation, which was sold to MetLife in 2002, are included in the accompanying consolidated financial statements until their respective dates of sale. See Note 14.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Minority interest related to consolidated entities included in other liabilities was $1,096 million and $930 million at December 31, 2004 and 2003, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2004 presentation.

Investments

     The Company's principal investments are in fixed maturities, equity securities and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period that determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are recorded when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also include the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return of the investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar type instruments.

     The Company purchases or receives beneficial interests in special purpose entities ("SPEs"), which generally acquire financial assets including corporate equities, debt securities and purchased options. The Company has not

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains (losses).

Derivative Financial Instruments

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The associated financial statement risk is the volatility in net income which can result from
(i) changes in fair value of derivatives not qualifying as accounting hedges;
(ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses swaps and option contracts to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in Net investment gains (losses).

     Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In a cash flow hedge, changes in the fair value of the derivative are recorded in Other comprehensive income (loss), a separate component of shareholder's equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

     When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in Net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

     The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Cash and Cash Equivalents

     The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to twenty years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $69 million and $64 million at December 31, 2004 and 2003, respectively. Related depreciation and amortization expense was $6 million, $9 million and $7 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. Accumulated amortization of capitalized software was $21 million and $15 million at December 31, 2004 and 2003, respectively. Related amortization expense was $8 million, $6 million and $4 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the capitalization and amortization of DAC, including VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

     VOBA, included as part of DAC, represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

Goodwill

     The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from 10 to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

     Changes in net goodwill were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance, beginning of year..................................   $137     $153     $200
Dispositions and other......................................     (3)     (16)     (47)
                                                               ----     ----     ----
Balance, end of year........................................   $134     $137     $153
                                                               ====     ====     ====

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off. Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 10%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Participating business represented approximately 23% and 27% of the Company's life insurance in-force, and 45% and 52% of the number of life insurance policies in-force, at December 31, 2004 and 2003, respectively. Participating policies represented approximately 92%, 92%, and 81%, of gross insurance premiums for the years ended December 31, 2004, 2003 and 2002, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 3% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 6%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

     Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value related to corporate-owned life insurance ("COLI").

Policyholder Dividends

     Policyholder dividends are approved annually by the insurance subsidiary's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. The adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings in the respective financial statement lines to which they relate.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Application of Recent Accounting Pronouncements

     In December 2004, the Financial Accounting Standards Board ("FASB") issued Staff Position Paper ("FSP") 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. The Company has completed its evaluation of the repatriation provision and determined that there will not be any impact on the Company's tax provision and deferred tax assets and liabilities.

     In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

     In May 2004, the FASB issued FASB Staff Position ("FSP") No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 based on the Company's determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, the Company adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the net periodic postretirement benefit cost was reduced by $1 million, for 2004. The Company's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on its consolidated financial statements.

     In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $16 million, including the cumulative effect of adoption.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     Effective October 1, 2003, the Company adopted Statement 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. The Company's adoption of Issue B36 increased (decreased) net income by ($1) million and $9 million, net of amortization of DAC and income taxes, for 2004 and 2003, respectively. The 2003 impact includes a decrease in net income of $1 million relating to the cumulative effect of a change in accounting from the adoption of the new guidance.

     Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150, as of July 1, 2003, required the Company to reclassify $158 million of company-obligated mandatorily redeemable securities of subsidiary trusts from mezzanine equity to liabilities.

     During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51("FIN 46"), and its December 2003 revision ("FIN 46(r)"). Certain of the Company's investments in real estate joint ventures and other limited partnership interests meet the definition of a VIE and have been consolidated, in accordance with the transition rules and effective dates, because the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2004 and 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

     Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 15.

     Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. There was no impairment of identified intangible assets or significant reclassifications between

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES goodwill and other intangible assets at January 1, 2002. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002.

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 2004 were as follows:

                                                                             GROSS
                                                               COST OR    UNREALIZED
                                                              AMORTIZED   -----------   ESTIMATED
                                                                COST      GAIN   LOSS   FAIR VALUE
                                                              ---------   ----   ----   ----------
                                                                     (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. treasury/agency securities...........................   $   736    $  4   $ 2     $   738
  State and political subdivision securities................        28       1    --          29
  U.S. corporate securities.................................     5,199     369    15       5,553
  Foreign government securities.............................     1,223     218     1       1,440
  Foreign corporate securities..............................     1,589     238     2       1,825
  Residential mortgage-backed securities....................     2,535      35     8       2,562
  Commercial mortgage-backed securities.....................     1,016      38     2       1,052
  Asset-backed securities...................................       638       8     2         644
  Other fixed maturity securities...........................       100       2    33          69
                                                               -------    ----   ---     -------
     Total fixed maturities.................................   $13,064    $913   $65     $13,912
                                                               =======    ====   ===     =======
Equity Securities:
  Common stocks.............................................   $    27    $  1   $--     $    28
  Nonredeemable preferred stocks............................       145       5    --         150
                                                               -------    ----   ---     -------
     Total equity securities................................   $   172    $  6   $--     $   178
                                                               =======    ====   ===     =======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                             GROSS
                                                               COST OR    UNREALIZED
                                                              AMORTIZED   -----------   ESTIMATED
                                                                COST      GAIN   LOSS   FAIR VALUE
                                                              ---------   ----   ----   ----------
                                                                     (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. treasury/agency securities...........................   $   465    $  5   $ 1     $   469
  State and political subdivision securities................        22      --    --          22
  U.S. corporate securities.................................     4,767     344    60       5,051
  Foreign government securities.............................     1,041     149     5       1,185
  Foreign corporate securities..............................     1,505     191    10       1,686
  Residential mortgage-backed securities....................     1,740      36    13       1,763
  Commercial mortgage-backed securities.....................       852      36     1         887
  Asset-backed securities...................................       621      14     3         632
                                                               -------    ----   ---     -------
     Total fixed maturities.................................   $11,013    $775   $93     $11,695
                                                               =======    ====   ===     =======
Equity Securities:
  Common stocks.............................................   $    20    $  3   $--     $    23
  Nonredeemable preferred stocks............................       136       8    --         144
                                                               -------    ----   ---     -------
     Total equity securities................................   $   156    $ 11   $--     $   167
                                                               =======    ====   ===     =======

     The Company held foreign currency derivatives with notional amounts of $42 million and $4 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2004 and 2003, respectfully.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $411 million and $454 million at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $44 million and $34 million at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were $4 million and $58 million at December 31, 2004 and 2003, respectively.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                               COST OR
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                              (DOLLARS IN MILLIONS)
Due in one year or less.....................................   $   398     $   373
Due after one year through five years.......................     1,705       1,772
Due after five years through ten years......................     2,994       3,157
Due after ten years.........................................     3,778       4,352
                                                               -------     -------
          Subtotal..........................................     8,875       9,654
Mortgage-backed and other asset-backed securities...........     4,189       4,258
                                                               -------     -------
          Total fixed maturities............................   $13,064     $13,912
                                                               =======     =======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2004     2003     2002
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Proceeds...................................................  $2,555   $2,731   $3,784
Gross investment gains.....................................  $   96   $   70   $  155
Gross investment losses....................................  $  (32)  $  (30)  $  (87)

     Gross investment losses above exclude writedowns recorded during 2004, 2003 and 2002 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $14 million, $38 million and $76 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

     The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2004 and 2003:

                                                                     DECEMBER 31, 2004
                                          ------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                          ----------------------   ----------------------   ----------------------
                                          ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                            FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                            VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                          ---------   ----------   ---------   ----------   ---------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. treasury/agency securities.........   $  437        $ 2         $ --         $--        $  437        $ 2
State and political subdivision
  securities............................       10         --           --          --            10         --
U.S. corporate securities...............      848         10          137           5           985         15
Foreign government securities...........       96          1           --          --            96          1
Foreign corporate securities............      151          2           12          --           163          2
Residential mortgage-backed
  securities............................      798          7           14           1           812          8
Commercial mortgage-backed securities...      180          2           --          --           180          2
Asset-backed securities.................      185          1           12           1           197          2
Other fixed maturity securities.........       37         33           12          --            49         33
                                           ------        ---         ----         ---        ------        ---
  Total fixed maturities................   $2,742        $58         $187         $ 7        $2,929        $65
                                           ======        ===         ====         ===        ======        ===
Total number of securities in an
  unrealized loss position..............      712                      55                       767
                                           ======                    ====                    ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                     DECEMBER 31, 2003
                                          ------------------------------------------------------------------------
                                                                    EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                          ----------------------   ----------------------   ----------------------
                                          ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                            FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                            VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                          ---------   ----------   ---------   ----------   ---------   ----------
                                                                   (DOLLARS IN MILLIONS)
U.S. treasury/agency securities.........   $    4        $ 1         $ --         $--        $    4        $ 1
State and political subdivision
  securities............................        4         --           --          --             4         --
U.S. corporate securities...............      466         44          105          16           571         60
Foreign government securities...........       35          5           --          --            35          5
Foreign corporate securities............      106          9            7           1           113         10
Residential mortgage-backed
  securities............................      446         10           16           3           462         13
Commercial mortgage-backed securities...      144          1            8          --           152          1
Asset-backed securities.................       61          1           32           2            93          3
                                           ------        ---         ----         ---        ------        ---
  Total fixed maturities................   $1,266        $71         $168         $22        $1,434        $93
                                           ======        ===         ====         ===        ======        ===

SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,345 million and $1,068 million and an estimated fair value of $1,415 million and $1,138 million were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for cash collateral under its control of $1,461 million and $1,179 million at December 31, 2004 and 2003, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $730 million and $557 million at December 31, 2004 and 2003, respectively. The Company's securities held in trust to satisfy collateral requirements had an amortized cost of $1,608 million and $1,446 million at December 31, 2004 and 2003, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                 DECEMBER 31,
                                                      -----------------------------------
                                                            2004               2003
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans...........................  $1,071      98%     $942       99%
Agricultural mortgage loans.........................      22       2%       13        1%
                                                      ------     ---      ----      ---
          Total.....................................   1,093     100%      955      100%
                                                                 ===                ===
Less: Valuation allowances..........................       3                 2
                                                      ------              ----
          Mortgage loans............................  $1,090              $953
                                                      ======              ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2004, 25%, 8% and 5% of the properties were located in California, Illinois and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Changes in mortgage loan valuation allowances were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2004      2003      2002
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Balance, beginning of year..................................    $ 2      $  6      $ 25
Additions...................................................      2         9        (1)
Deductions..................................................     (1)      (13)      (16)
Dispositions of affiliates..................................     --        --        (2)
                                                                ---      ----      ----
Balance, end of year........................................    $ 3      $  2      $  6
                                                                ===      ====      ====

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2004           2003
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Impaired mortgage loans with valuation allowances...........    $--            $28
Impaired mortgage loans without valuation allowances........     10              1
                                                                ---            ---
          Total.............................................     10             29
Less: Valuation allowances on impaired mortgages............     --              1
                                                                ---            ---
          Impaired mortgage loans...........................    $10            $28
                                                                ===            ===

     The average investment in impaired mortgage loans on real estate was $11 million, $42 million and $108 million for the years ended December 31, 2004, 2003 and 2002, respectively. Interest income on impaired mortgage loans was $2 million, $3 million and $8 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     There were no restructured mortgage loans on real estate for the year ended December 31, 2004. The investment in restructured mortgage loans on real estate was $4 million at December 31, 2003. Interest income of $400 thousand, and $1 million was recognized on restructured loans for the year ended December 31, 2003 and 2002, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million for both years ended December 31, 2003 and 2002.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure at both December 31, 2004 and 2003.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2004           2003
                                                              -------        -------
                                                              (DOLLARS IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................    $60            $63
Impairments.................................................     --             (4)
                                                                ---            ---
          Total.............................................     60             59
Real estate held-for-sale...................................     --             12
                                                                ---            ---
            Real estate and real estate joint ventures......    $60            $71
                                                                ===            ===

     Accumulated depreciation on real estate was $12 million and $11 million at December 31, 2004 and 2003, respectively. Related depreciation expense was $1 million for each of the years ended December 31, 2004, 2003 and 2002. Depreciation expense presented as discontinued operations was less than $1 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2004               2003
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                              (DOLLARS IN MILLIONS)
Office...............................................   $39        65%     $51        72%
Land.................................................    --        --       20        28%
Other................................................    21        35%      --        --
                                                        ---       ---      ---       ---
          Total......................................   $60       100%     $71       100%
                                                        ===       ===      ===       ===

     The Company's real estate holdings are primarily located throughout the United States. At December 31, 2004, approximately 91%, 7% and 2% of the Company's real estate holdings were located in California, Texas and Arizona, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2004     2003      2002
                                                              ------    -----    ------
                                                                (DOLLARS IN MILLIONS)
Balance, beginning of year..................................  $  --     $  8     $   3
Additions...................................................     --        3        13
Deductions..................................................     --      (11)       (8)
                                                              -----     ----     -----
Balance, end of year........................................  $  --     $ --     $   8
                                                              =====     ====     =====

     Investment expense related to impaired real estate and real estate joint ventures held-for-investment was $1 million for the year ended December 31, 2002. There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale for the years ended December 31, 2004, 2003 and 2002. The Company had no non-income producing real estate and real estate joint ventures at December 31, 2004. The carrying value of non-income producing real estate and real estate joint ventures was $20 million at December 31, 2003.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company did not own real estate acquired in satisfaction of debt at both December 31, 2004 and 2003.

FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2004 and 2003, were funds withheld at interest of $2,745 million and $2,739 million, respectively.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2004     2003     2002
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Fixed maturities...........................................  $  700   $  615   $  675
Equity securities..........................................      19        7        8
Mortgage loans on real estate..............................      76       76      101
Real estate and real estate joint ventures.................      14        7        7
Policy loans...............................................     159      170      174
Other limited partnership interests........................      (4)      (6)      --
Cash, cash equivalents and short-term investments..........       6       11        8
Other......................................................     200      151       94
                                                             ------   ------   ------
          Total............................................   1,170    1,031    1,067
Less: Investment expenses..................................      39       28       15
                                                             ------   ------   ------
          Net investment income............................  $1,131   $1,003   $1,052
                                                             ======   ======   ======

NET INVESTMENT GAINS

     Net investment gains were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2004      2003      2002
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Fixed maturities............................................    $46       $ 1       $(9)
Equity securities...........................................      4         1         1
Mortgage loans on real estate...............................      1        (8)        8
Real estate and real estate joint ventures..................      2         1        (3)
Other limited partnership interests.........................     (3)       --         1
Sales of businesses.........................................     --        (3)        1
Derivatives.................................................     31        19        58
Other.......................................................     (7)       (2)        2
                                                                ---       ---       ---
          Total net investment gains........................    $74       $ 9       $59
                                                                ===       ===       ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET UNREALIZED INVESTMENT GAINS

     The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 847    $ 675    $ 472
Equity securities...........................................      5       11       --
Derivatives.................................................      1       --       --
Other invested assets.......................................   (160)    (100)     (29)
                                                              -----    -----    -----
          Total.............................................    693      586      443
                                                              -----    -----    -----
Amounts allocated from deferred policy acquisition costs....    (87)    (164)    (154)
Deferred income taxes.......................................   (250)    (173)    (112)
                                                              -----    -----    -----
          Total.............................................   (337)    (337)    (266)
                                                              -----    -----    -----
          Net unrealized investment gains...................  $ 356    $ 249    $ 177
                                                              =====    =====    =====

     The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                               (DOLLARS IN MILLIONS)
Balance, beginning of year..................................   $249     $177     $ 82
Unrealized investment gains during the year.................    107      143      194
Unrealized investment gains (losses) relating to deferred
  policy acquisition costs..................................     77      (10)     (65)
Deferred income taxes.......................................    (77)     (61)     (52)
Unrealized investment gains of subsidiary at date of sale,
  net of deferred income taxes..............................     --       --       18
                                                               ----     ----     ----
Balance, end of year........................................   $356     $249     $177
                                                               ----     ----     ----
Net change in unrealized investment gains...................   $107     $ 72     $ 95
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $60 million and $52 million at December 31, 2004 and 2003, respectively. The related income (loss) recognized was $5 million, $10 million and ($2) million for the years ended December 31, 2004, 2003 and 2002, respectively.

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46(r) did not require the Company to consolidate any additional VIEs that were not previously consolidated. The following table presents the total assets of and the maximum exposure to loss relating to VIEs for which the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                   DECEMBER 31, 2004
                                                             -----------------------------
                                                               TOTAL      MAXIMUM EXPOSURE
                                                             ASSETS(1)       TO LOSS(2)
                                                             ----------   ----------------
                                                                 (DOLLARS IN MILLIONS)
Other limited partnerships(3)..............................     $26             $10
                                                                ===             ===

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships, is equal to the carrying amounts plus and unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing, public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The table below provides a summary of the notional amounts and fair value of derivative financial instruments held at:

                                                    DECEMBER 31, 2004                 DECEMBER 31, 2003
                                             -------------------------------   -------------------------------
                                                         CURRENT MARKET OR                 CURRENT MARKET OR
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                   (DOLLARS IN MILLIONS)
Interest rate swaps........................    $376      $47        $   6        $420      $52        $  --
Foreign currency swaps.....................      42        1            3           4       --           --
Options....................................       6        1           --           4        7           --
                                               ----      ---        -----        ----      ---        -----
  Total....................................    $424      $49        $   9        $428      $59        $  --
                                               ====      ===        =====        ====      ===        =====

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2004:

                                                                REMAINING LIFE
                                  ---------------------------------------------------------------------------
                                  ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                                  OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                                  --------   ------------------   -----------------   ---------------   -----
                                                             (DOLLARS IN MILLIONS)
Interest rate swaps.............    $41             $134                 $46               $155         $376
Foreign currency swaps..........      3                1                  18                 20           42
Options.........................      6               --                  --                               6
                                    ---             ----                 ---               ----         ----
  Total.........................    $50             $135                 $64               $175         $424
                                    ===             ====                 ===               ====         ====

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Exchange traded options are used by the Company to hedge its risks associated with the reinsurance of equity indexed annuities.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                    DECEMBER 31, 2004                 DECEMBER 31, 2003
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                   (DOLLARS IN MILLIONS)
Fair value.................................    $ 38      $ 1         $1          $  9      $--        $  --
Cash flow..................................      55        2          2            13       --           --
Non qualifying.............................     331       46          6           406       59           --
                                               ----      ---         --          ----      ---        -----
  Total....................................    $424      $49         $9          $428      $59        $  --
                                               ====      ===         ==          ====      ===        =====

     The Company recognized insignificant net investment income from qualifying settlement payments for the years ended December 31, 2004 and 2003. The Company did not have any qualifying hedges during the year ended December 31, 2002.

     The Company recognized net investments gains from non-qualifying settlement payments of $18 million, $22 million, and $23 million for the years ended December 31, 2004, 2003, and 2002, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognized insignificant amounts in Net investment gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2004 and 2003. The Company did not have any fair value hedges during the year ended December 31, 2002.

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the years ended December 31, 2004 and 2003, the Company recognized insignificant amounts in Net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gains or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments. The Company did not have any cash flow hedges during the year ended December 31, 2002.

     For the year ended December 31, 2004, the net amount deferred in Other comprehensive income (loss) relating to cash flow hedges was $1 million, which represents the net gain on the effective portion of cash flow hedges. For the year ended December 31, 2003, the net amounts accumulated in Other comprehensive income (loss) relating to cash flow hedges was insignificant.

     At December 31, 2004, insignificant amounts of the net deferred gains on derivatives accumulated in Other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2005.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to minimize its exposure to interest rate volatility; and (ii) exchange traded options to hedge its risks associated with the reinsurance of equity indexed annuities; and (iii) foreign currency swaps are used to minimize its exposure to adverse movements in exchange rates.

     For the years ended December 31, 2004, 2003 and 2002, the Company recognized as Net investment gains (losses) changes in fair value of $13 million, ($3) million and $35 million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed rate of return contracts and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $43 million at December 31, 2004 and 2003. The amounts recorded to Net investment gains (losses) during the years ended December 31, 2004 and 2003 were gains of $26 and $14 million, respectively. There were no amounts recorded to Net investment gains (losses) during the year ended December 31, 2002 related to embedded derivatives.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

     The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

4.  INSURANCE

Deferred Policy Acquisition Costs

     Information regarding VOBA and DAC for the years ended December 31, 2004, 2003 and 2002 is as follows:

                                                         VALUE OF   DEFERRED POLICY
                                                         BUSINESS     ACQUISITION
                                                         ACQUIRED        COSTS        TOTAL
                                                         --------   ---------------   ------
                                                                (DOLLARS IN MILLIONS)
Balance at January 1, 2002.............................   $1,023        $  841        $1,864
Capitalizations........................................       --           810           810
                                                          ------        ------        ------
          Total........................................    1,023         1,651         2,674
                                                          ------        ------        ------
Amortization related to:
  Net investment gains.................................       16             3            19
  Unrealized investment gains (losses).................       95           (30)           65
  Other expenses.......................................       78           269           347
                                                          ------        ------        ------
          Total amortization...........................      189           242           431
                                                          ------        ------        ------
Dispositions and other.................................     (262)         (206)         (468)
                                                          ------        ------        ------
Balance at December 31, 2002...........................      572         1,203         1,775
Capitalizations........................................       --           958           958
Acquisitions...........................................       --           218           218
                                                          ------        ------        ------
          Total........................................      572         2,379         2,951
                                                          ------        ------        ------
Amortization related to:
  Net investment losses................................       (5)           (2)           (7)
  Unrealized investment gains (losses).................       (8)           18            10
  Other expenses.......................................       41           383           424
                                                          ------        ------        ------
          Total amortization...........................       28           399           427
                                                          ------        ------        ------
Dispositions and other.................................       92            23           115
                                                          ------        ------        ------
Balance at December 31, 2003...........................      636         2,003         2,639
Capitalizations........................................       --           960           960
                                                          ------        ------        ------
          Total........................................      636         2,963         3,599
                                                          ------        ------        ------
Amortization related to:
  Net investment gains.................................        1             3             4
  Unrealized investment losses.........................      (77)           --           (77)
  Other expenses.......................................       41           450           491
                                                          ------        ------        ------
          Total amortization...........................      (35)          453           418
                                                          ------        ------        ------
Dispositions and other.................................      (23)          107            84
                                                          ------        ------        ------
Balance at December 31, 2004...........................   $  648        $2,617        $3,265
                                                          ======        ======        ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The estimated future amortization expense allocated to other expenses for VOBA is $40 million in 2005, $37 million in 2006, $34 million in 2007, $33 million in 2008 and $34 million in 2009.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                                                     DECEMBER 31 2004
                                                              -------------------------------
                                                              IN THE EVENT OF        AT
                                                                   DEATH        ANNUITIZATION
                                                              ---------------   -------------
                                                                   (DOLLARS IN MILLIONS)
Two Tier Annuities
  General account value.....................................        N/A               $301
  Net amount at risk........................................        N/A               $ 36(2)
  Average attained age of contractholders...................        N/A           58 years

Universal and Variable Life Contracts

                                                                 DECEMBER 31 2004
                                                              -----------------------
                                                              SECONDARY     PAID UP
                                                              GUARANTEES   GUARANTEES
                                                              ----------   ----------
                                                               (DOLLARS IN MILLIONS)
Account value (general and separate account)................   $   722        N/A
Net amount at risk..........................................   $17,594(1)     N/A(1)
Average attained age of policyholders.......................  54 years        N/A

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                             ANNUITY CONTRACTS GUARANTEED      UNIVERSAL AND VARIABLE LIFE CONTRACTS
                                ANNUITIZATION BENEFITS                 SECONDARY GUARANTEES            TOTAL
                           ---------------------------------   -------------------------------------   -----
                                                         (DOLLARS IN MILLIONS)
Balance at January 1,
  2004...................                $   7                                  $ 5                     $12
Incurred guaranteed......                   --                                    2                       2
Paid guaranteed..........                   --                                   (2)                     (2)
                                         -----                                  ---                     ---
Balance at December 31,
  2004...................                $   7                                  $ 5                     $12
                                         =====                                  ===                     ===

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                                DECEMBER 31, 2004
                                                              ---------------------
                                                              (DOLLARS IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................           $7
  Bond......................................................            1
  Money Market..............................................            1
                                                                       --
          Total.............................................           $9
                                                                       ==

Separate Accounts

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,727 million and $2,847 million at December 31, 2004 and 2003, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $341 million and $477 million at December 31, 2004 and 2003, respectively. The average interest rates credited on these contracts were 3.20% and 5.05% at December 31, 2004 and 2003, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $110 million, $101 million and $91 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes. The Company retains up to $6 million per life and reinsures 100% of amounts in excess of the Company's retention limits. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2004     2003     2002
                                                             ------   ------   ------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................  $  485   $  511   $  553
Reinsurance assumed........................................   3,629    2,925    2,330
Reinsurance ceded..........................................    (401)    (398)    (466)
                                                             ------   ------   ------
Net premiums...............................................  $3,713   $3,038   $2,417
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $  176   $  119   $  113
                                                             ======   ======   ======

     The reinsurance assumed premium for the years ended December 31, 2004, 2003 and 2002 include $3,627 million, $2,923 million and $2,326 million, respectively, from RGA, a life reinsurer.

     Reinsurance recoverables, included in premiums and other receivables, were $932 million and $1,003 million at December 31, 2004 and 2003, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $10 million and $32 million at December 31, 2004 and 2003, respectively.

6.  DEBT

     Debt consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2004    2003
                                                              -----   -----
                                                               (DOLLARS IN
                                                                MILLIONS)
Senior notes, interest rates ranging from 6.75% to 7.25%,
  maturity dates ranging from 2006 to 2011..................  $300    $299
Surplus notes, interest rate 7.63%, maturity date 2024......    99      98
Fixed rate notes, interest rates ranging from 2.99% to
  6.38%, maturity dates ranging from 2005 to 2006...........   106     103
Other notes with varying interest rates.....................     1       1
                                                              ----    ----
          Total long-term debt..............................  $506    $501
                                                              ====    ====

     RGA, a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $231 million ($56 million expiring in 2005 and $175 million expiring in 2006). If these facilities were drawn upon, they would bear interest at varying rates in accordance with the respective agreements. At December 31, 2004, RGA had drawn approximately $56 million under these facilities at interest rates ranging from 5.44% to 6.38%. In May 2003, the Company replaced an expiring $140 million three-year credit facility with a $175 million three-year credit facility, which expires in 2006.

     At December 31, 2004, the Company had approximately $403 million in outstanding letters of credit from various banks.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile.

     The aggregate maturities of long-term debt for the Company are $56 million in 2005, $150 million in 2006, and $300 million thereafter.

     The Company had no short-term debt at December 31, 2004 and 2003.

     Interest expense related to the Company's indebtedness included in other expenses was $49 million, $48 million and $53 million for the years ended December 31, 2004, 2003 and 2002, respectively.

7.  SHARES SUBJECT TO MANDATORY REDEMPTION

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2004 and 2003.

8.  INCOME TAXES

     The provision for income taxes for continuing operations was as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Current:
  Federal...................................................   $(7)    $29     $(6)
  Foreign...................................................     4       1       6
                                                               ---     ---     ---
                                                                (3)     30      --
                                                               ---     ---     ---
Deferred:
  Federal...................................................    70       7      58
  Foreign...................................................     6       9      17
                                                               ---     ---     ---
                                                                76      16      75
                                                               ---     ---     ---
Provision for income taxes..................................   $73     $46     $75
                                                               ===     ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2004    2003    2002
                                                              -----   -----   -----
                                                              (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $78     $52     $81
Tax effect of:
  Foreign tax rate differing from US tax rate...............    (1)     (1)     --
  Tax preferred investment income...........................    (1)     (1)     (4)
  Tax credits...............................................    (3)     (5)     (5)
  State tax net of federal benefit..........................     1       1       1
  Corporate owned life insurance............................    (2)     (2)      2
  Valuation allowance for carryforward items................    (2)      1      --
  Settlement of IRS audit...................................    --      --      (3)
  Other, net................................................     3       1       3
                                                               ---     ---     ---
Provision for income taxes..................................   $73     $46     $75
                                                               ===     ===     ===

     Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2004        2003
                                                              ---------   ---------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Liability for future policy benefits......................   $  314      $  171
  Employee benefits.........................................       36          45
  Loss and credit carryforwards.............................      333         358
  Other, net................................................       78           7
                                                               ------      ------
                                                                  761         581
  Less: Valuation allowance.................................        9          13
                                                               ------      ------
                                                                  752         568
                                                               ------      ------
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................    1,024         767
  Investments...............................................       22          26
  Net unrealized investment gains...........................      250         173
  Other.....................................................       91          58
                                                               ------      ------
                                                                1,387       1,024
                                                               ------      ------
Net deferred income tax liability...........................   $ (635)     $ (456)
                                                               ======      ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company believes that it is more likely than not that the deferred tax assets established will be realized except for the amount of the valuation allowance. As of December 31, 2004, and 2003, a valuation allowance for deferred tax assets of approximately $9 million and $13 million respectively, was provided on the foreign tax credits and net operating losses of RGA Reinsurance and RGA's Argentine, Canadian, Irish, South African and U.K. subsidiaries. At December 31, 2004, the Company's subsidiaries had net operating loss carryforwards of $578 million and capital loss carryforwards of $289 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

     The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

9.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlement noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2004, there are approximately 56 sales practice lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A Missouri trial court certified a class action in a lawsuit against the Company involving approximately 100 former employees with respect to plaintiffs' claims that the Company breached an alleged oral and written promise to pay additional severance benefits. The case was settled in 2004 for an amount not material to the Company.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES approximately $14.3 million. The defendants have filed a Notice of Appeal and the plaintiff has filed a Notice of Cross Appeal. Pursuant to a quota share agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of any judgment in this matter will be 20 percent.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. In May 2004, the Company received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     MetLife, the ultimate parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information relating to compensation agreements between insurance brokers and MetLife, and its affiliates. MetLife also has received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. Many insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker compensation practices. MetLife is continuing to conduct an internal review of its commission payment practices. The Company continues to fully cooperate with these inquiries.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income and minimum gross rental payments relating to these lease agreements were as follows:

                                                                                  GROSS
                                                             RENTAL   SUBLEASE    RENTAL
                                                             INCOME    INCOME    PAYMENTS
                                                             ------   --------   --------
                                                                (DOLLARS IN MILLIONS)
2005.......................................................    $6      $   4        $9
2006.......................................................    $5      $   4        $8
2007.......................................................    $5      $  --        $6
2008.......................................................    $4      $  --        $4
2009.......................................................    $1      $  --        $3
Thereafter.................................................    $2      $  --        $4

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million and $1 million at December 31, 2004 and 2003, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

     In the context of disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of such indemnities, guarantees and commitments entered into during 2004 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

10.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

     Prior to January 1, 2003, the Company and its affiliate were the sponsors and administrators of separate qualified defined benefit pension plans covering eligible active and inactive employees. Retirement benefits are based upon years of credited service and final average earnings or, in limited instances, career average earnings history. The Company and its affiliate continue to sponsor several non-qualified defined benefit plans most of which are frozen.

     On December 31, 2002, the GenAmerica qualified pension plan was merged into Metropolitan Life's qualified pension plan. Metropolitan Life and certain affiliate companies continue to administer several frozen non-qualified plans for active or inactive directors and management associates.

     The Company's affiliate also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

     The Company and its affiliate use a December 31 measurement date for all of its pension and postretirement benefit plans.

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2004      2003      2004     2003
                                                              -------   -------   ------   ------
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 48      $ 64      $ 5      $ 5
  Service cost..............................................      2         1        1       --
  Interest cost.............................................      3         3       --       --
  Actuarial losses (gains)..................................      2         8        3       --
  Change in benefits........................................     --       (26)      --       --
  Benefits paid.............................................     (2)       (2)      --       --
                                                               ----      ----      ---      ---
Projected benefit obligation at end of year.................     53        48        9        5
                                                               ----      ----      ---      ---
Change in plan assets:
Fair value of plan assets at beginning of year..............     10         8       --       --
  Actual return on plan assets..............................      1         2       --       --
  Employer contributions....................................      5         2       --       --
  Benefits paid.............................................     (2)       (2)      --       --
                                                               ----      ----      ---      ---
Fair value of plan assets at end of year....................     14        10       --       --
                                                               ----      ----      ---      ---
Under funded................................................    (39)      (38)      (9)      (5)
Unrecognized net actuarial losses (gains)...................     18        17        4        2
Unrecognized prior service cost.............................    (21)      (23)      --       --
                                                               ----      ----      ---      ---
Accrued benefit cost........................................   $(42)     $(44)     $(5)     $(3)
                                                               ====      ====      ===      ===
Qualified plan prepaid pension cost.........................   $ (1)     $ (2)
Non-qualified plan accrued pension cost.....................    (47)      (47)
Accumulated other comprehensive income......................      6         5
                                                               ----      ----
Accrued benefit cost........................................   $(42)     $(44)
                                                               ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                NON-QUALIFIED
                                              QUALIFIED PLAN        PLAN           TOTAL
                                              ---------------   -------------   -----------
                                               2004     2003    2004    2003    2004   2003
                                              ------   ------   -----   -----   ----   ----
                                                          (DOLLARS IN MILLIONS)
Aggregate fair value of plan assets
  (principally company contracts)...........   $14      $10     $ --    $ --    $ 14   $ 10
Aggregate projected benefit obligation......    18       14       35      34      53     48
                                               ---      ---     ----    ----    ----   ----
Under funded................................   $(4)     $(4)    $(35)   $(34)   $(39)  $(38)
                                               ===      ===     ====    ====    ====   ====

     The accumulated benefit obligation for all defined benefit pension plans, which exceeds plan assets for all plans, was $48 million and $41 million at December 31, 2004 and 2003, respectively. The projected benefit obligation exceeded plan assets for all pension and postretirement plans at December 31, 2004 and 2003.

     The components of net periodic benefit cost were as follows:

                                                          PENSION BENEFITS       OTHER BENEFITS
                                                         ------------------   ---------------------
                                                         2004   2003   2002   2004    2003    2002
                                                         ----   ----   ----   -----   -----   -----
                                                                   (DOLLARS IN MILLIONS)
Service cost...........................................  $ 2    $ 1    $  4   $  1    $ --    $   1
Interest cost..........................................    3      3      12     --      --       --
Expected return on plan assets.........................   (1)    (1)    (13)    --      --       --
Amortization of prior actuarial losses (gains) and
  prior service cost...................................   (1)    (1)      2     --      --       --
                                                         ---    ---    ----   -----   -----   -----
Net periodic benefit cost..............................  $ 3    $ 2    $  5   $  1    $ --    $   1
                                                         ===    ===    ====   =====   =====   =====

Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                     PENSION BENEFITS    OTHER BENEFITS
                                                     -----------------   ---------------
                                                      2004      2003      2004     2003
                                                     -------   -------   ------   ------
Weighted average discount rate.....................  5.92%     6.25%     6.00%    6.50%
Rate of compensation increase......................  4%-8%     4%-8%      N/A      N/A

     Assumptions used in determining net periodic benefit cost were as follows:

                                                    DECEMBER 31,
                                 --------------------------------------------------
                                      PENSION BENEFITS            OTHER BENEFITS
                                 ---------------------------   --------------------
                                 2004    2003       2002       2004    2003   2002
                                 -----   -----   -----------   -----   ----   -----
Weighted average discount
  rate.........................  5.46%   6.75%      4.43%      6.50%   6.50%  6.75%
Weighted average expected
  return on plan assets........  8.50%   8.75%      8.99%       N/A    N/A     N/A
Rate of compensation
  increase.....................  4%-8%   4%-8%   4.95%-5.45%    N/A    N/A     N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                        DECEMBER 31,
                                      -------------------------------------------------
                                               2004                      2003
                                      ----------------------   ------------------------
Pre-Medicare eligible claims........   8% down to 5% in 2010    8.5% down to 5% in 2010
Medicare eligible claims............  10% down to 5% in 2014   10.5% down to 5% in 2014

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                               (DOLLARS IN MILLIONS)
Effect on total of service and interest cost
  components......................................         $  --                  $  --
Effect of accumulated postretirement benefit
  obligation......................................         $   2                  $  (1)

PLAN ASSETS

     The allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2004    2003
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    76%     73%
Fixed maturities............................................    24%     27%
                                                               ---     ---
          Total.............................................   100%    100%
                                                               ===     ===

     The average target allocation of pension plan assets for 2005 is as follows:

                                                              PENSION
                                                              BENEFITS
                                                              --------
ASSET CATEGORY
Equity securities...........................................   65%-80%
Fixed maturities............................................   25%-50%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $4 million to its pension plans and $115 thousand to its other benefit plans during 2005.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments, which reflect expected future service as appropriate, are expected to be as follows:

                                                            PENSION BENEFITS   OTHER BENEFITS
                                                            ----------------   --------------
                                                                  (DOLLARS IN MILLIONS)
2005......................................................        $ 4              $  --
2006......................................................        $ 5              $  --
2007......................................................        $ 4              $  --
2008......................................................        $ 5              $  --
2009......................................................        $ 5              $  --
2010-2014.................................................        $26              $   2

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife, sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2 million to these plans for each of the years ended December 31, 2004, 2003 and 2002.

11.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, MetLife Inc., transferred 2,532,600 shares of common stock of RGA to Equity Intermediary Company ("EIC"), a subsidiary of the Company, in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     In December 2004, MetLife contributed the 93,402 Preferred Shares of EIC to the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiary are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of: (i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year (excluding realized investment gains). The Company paid to GenAmerica stockholder dividends in the amount of $40 million, $1 million and $83 million for the years ended December 31, 2004, 2003, and 2002. As of December 31, 2004, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2005, without prior regulatory approval, is $129 million.

STATUTORY EQUITY AND INCOME

     The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance has fully adopted Codification for the preparation of statutory financial statements of insurance companies domiciled in Missouri.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     The statutory net loss of General American Life Insurance Company, a Missouri domiciled insurer, was $80 million, $151 million and $15 million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $1,297 million and $1,013 million at December 31, 2004 and 2003, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2004     2003     2002
                                                              ------   ------   -------
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........   $210     $211     $ 318
Income tax effect of holding gains..........................    (88)     (97)     (141)
Reclassification adjustments:
  Recognized holding gains included in current year
     income.................................................    (89)     (23)      (52)
  Amortization of premiums and accretion of discounts
     associated with investments............................    (14)     (45)      (72)
  Income tax effect.........................................     43       31        47
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................     77      (10)      (65)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    (32)       5        42
Unrealized investment gains of subsidiary at date of sale...     --       --        23
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale................................     --       --        (5)
                                                               ----     ----     -----
Net unrealized investment gains.............................    107       72        95
                                                               ----     ----     -----
Foreign currency translation adjustment.....................     14       25         7
                                                               ----     ----     -----
Minimum pension liability adjustment........................     (1)      (5)       --
                                                               ----     ----     -----
Other comprehensive income..................................   $120     $ 92     $ 102
                                                               ====     ====     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2004      2003      2002
                                                              -------   -------   ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $   46    $   68    $  38
Commissions.................................................   1,061       957      810
Interest and debt issue costs...............................      48        44       53
Amortization of policy acquisition costs....................     495       417      366
Capitalization of policy acquisition costs..................    (960)     (958)    (810)
Rent, net of sublease income................................      (6)       (3)       5
Minority interest...........................................     162       132       95
Other.......................................................     410       385      412
                                                              ------    ------    -----
          Total other expenses..............................  $1,256    $1,042    $ 969
                                                              ======    ======    =====

13.  BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Latin America, Europe, Africa, Pacific Rim countries and Australia. The Company's business is divided into three major segments: US Domestic Insurance Operations, Reinsurance and Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     US Domestic Insurance Operations offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care and other insurance products and services. US Domestic Insurance Operations also offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments as of and for the years ended December 31, 2004, 2003 and 2002. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES accounting are included in net investment gains (losses). The Company allocates certain non-recurring items such as expenses associated with certain legal proceedings to Corporate & Other.

                                               US DOMESTIC INSURANCE                 CORPORATE &
AS OF OR FOR THE YEAR ENDED DECEMBER 31, 2004       OPERATIONS         REINSURANCE      OTHER       TOTAL
---------------------------------------------  ---------------------   -----------   -----------   -------
                                                                  (DOLLARS IN MILLIONS)
Premiums....................................          $   364            $ 3,348        $  1       $ 3,713
Universal life and investment-type product
  policy fees...............................              293                 --          --           293
Net investment income.......................              529                538          64         1,131
Other revenues..............................              (10)                56          (3)           43
Net investment gains........................               13                 60           1            74
Policyholder benefits and claims............              508              2,695          --         3,203
Interest credited to policyholder account
  balances..................................              187                213          --           400
Policyholder dividends......................              173                 --          --           173
Other expenses..............................              279                961          16         1,256
Income from continuing operations before
  provision for income taxes................               42                133          47           222
Income from discontinued operations, net of
  income taxes..............................               --                 --           1             1
Cumulative effect of a change in accounting,
  net of income taxes.......................               15                 --          --            15
Net income..................................               45                 89          31           165
Total assets................................           14,320             15,032         714        30,066
Deferred policy acquisition costs...........              698              2,567          --         3,265
Goodwill, net...............................               39                 95          --           134
Separate account assets.....................            3,067                 14         (13)        3,068
Policyholder liabilities....................            9,476             10,463         (26)       19,913
Separate account liabilities................            3,067                 14         (13)        3,068

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                               US DOMESTIC INSURANCE                 CORPORATE &
AS OF OR FOR THE YEAR ENDED DECEMBER 31, 2003       OPERATIONS         REINSURANCE      OTHER       TOTAL
---------------------------------------------  ---------------------   -----------   -----------   -------
                                                                  (DOLLARS IN MILLIONS)
Premiums....................................          $   390            $ 2,648       $   --      $ 3,038
Universal life and investment-type product
  policy fees...............................              272                 --           --          272
Net investment income.......................              534                430           39        1,003
Other revenues..............................               14                 47           12           73
Net investment gains (losses)...............              (18)                30           (3)           9
Policyholder benefits and claims............              535              2,110           --        2,645
Interest credited to policyholder account
  balances..................................              177                184           --          361
Policyholder dividends......................              198                 --           --          198
Other expenses..............................              264                752           26        1,042
Income from continuing operations before
  provision for income taxes................               18                109           22          149
Income (loss) from discontinued operations,
  net of income taxes.......................               --                 --           (1)          (1)
Cumulative effect of a change in accounting,
  net of income taxes.......................               --                  1           --            1
Net income..................................               14                 72           17          103
Total assets................................           13,512             12,611        1,316       27,439
Deferred policy acquisition costs...........              538              2,100            1        2,639
Goodwill, net...............................               42                 95           --          137
Separate account assets.....................            3,323                 13          (12)       3,324
Policyholder liabilities....................            8,978              8,984          (39)      17,923
Separate account liabilities................            3,323                 13          (12)       3,324

                                               US DOMESTIC INSURANCE                 CORPORATE &
AS OF OR FOR THE YEAR ENDED DECEMBER 31, 2002       OPERATIONS         REINSURANCE      OTHER      TOTAL
---------------------------------------------  ---------------------   -----------   -----------   ------
                                                                 (DOLLARS IN MILLIONS)
Premiums....................................           $433              $1,984         $ --       $2,417
Universal life and investment-type product
  policy fees...............................            298                  --           --          298
Net investment income.......................            689                 379          (16)       1,052
Other revenues..............................             58                  42           16          116
Net investment gains (losses)...............             67                   3          (11)          59
Policyholder benefits and claims............            544               1,519           --        2,063
Interest credited to policyholder account
  balances..................................            325                 146           --          471
Policyholder dividends......................            209                  --           --          209
Other expenses..............................            305                 631           33          969
Income (loss) from continuing operations
  before provision (benefit) for income
  taxes.....................................            162                 112          (44)         230
Income (loss) from discontinued operations,
  net of income taxes.......................             --                  --           (5)          (5)
Net income (loss)...........................            106                  74          (30)         150

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

     The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

     The following table presents actual and pro forma net investment income with respect to the Company's segments for the year ended December 31, 2002. The amounts shown as pro forma reflect net investment income that would have been reported in 2002 had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                                                                  NET INVESTMENT
                                                                      INCOME
                                                              ----------------------
                                                                FOR THE YEAR ENDED
                                                                DECEMBER 31, 2002
                                                              ----------------------
                                                               ACTUAL     PRO FORMA
                                                              --------   -----------
                                                              (DOLLARS IN MILLIONS)
US Domestic Insurance Operations............................   $  689       $  681
Reinsurance.................................................      379          340
Corporate & Other...........................................      (16)          31
                                                               ------       ------
          Total.............................................   $1,052       $1,052
                                                               ======       ======

14.  ACQUISITIONS AND DISPOSITIONS

     In December 2004, EIC, a wholly owned subsidiary of the Company, was dissolved. See Note 11.

     In September 2003, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of before income tax expense, excluding minority interest expense, to the fourth quarter of 2003.

     On December 31, 2002, the Company sold SELIC, a wholly owned subsidiary, to Metropolitan Life. The Company also sold on December 31, 2002, Cova Corporation and its wholly owned subsidiaries to MetLife. The amount received less than the asset's book value of $504 million was recorded as a reduction in equity. Total assets and liabilities of the entities sold at the date of sale were $8,926 million and $8,232 million, respectively. Total revenue of the entities sold included in the consolidated statements of income was $293 million for the year ended December 31, 2002.

     On July 1, 2002, the Company completed its merger with General Life Insurance Company ("GLIC"), a wholly owned subsidiary of the Company. GLIC, a Texas life insurance company, was acquired by the Company in December 1995. Its operations, however, were ceased in June 2001, due to its lack of strategic importance. Upon

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES the completion of the merger, the Company assumed a net $12 million in assets and liabilities. The Company recognized no gain or loss on the merger.

     On June 12, 2002, the Company completed the liquidation of General American Holding Company ("GAHC"), a wholly owned subsidiary of the Company. GAHC was created in 1999 as a general business company, owning subsidiaries not licensed as insurers. Upon the liquidation of GAHC, the Company assumed a net $61 million in assets and liabilities, including the ownership of Krisman, Incorporated ("Krisman") and White Oak Royalty Company ("White Oak Royalty"). The Company recognized no gain or loss on this liquidation.

15.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented as discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     The following table presents the components of income from discontinued real estate operations:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                               2004    2003    2002
                                                              ------   -----   -----
                                                              (DOLLARS IN MILLIONS)
Investment income...........................................  $   2     $--     $--
Investment expense..........................................     (1)     (1)     --
Net investment gains (losses)...............................     --      (1)     (8)
                                                              -----     ---     ---
          Total revenues....................................      1      (2)     (8)
Provision for income taxes..................................     --       1       3
                                                              -----     ---     ---
          Income (loss) from discontinued operations, net of
            income taxes....................................  $   1     $(1)    $(5)
                                                              =====     ===     ===

     There was no carrying value of real estate related to discontinued operations at December 31, 2004. The carrying value of real estate related to discontinued operations was $12 million at December 31, 2003.

16.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2004                                               (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities.......................................             $13,912     $13,912
  Equity securities......................................             $   178     $   178
  Mortgage loans on real estate..........................             $ 1,090     $ 1,133
  Policy loans...........................................             $ 2,625     $ 2,625
  Short-term investments.................................             $    86     $    86
  Cash and cash equivalents..............................             $   372     $   372
  Mortgage loan commitments..............................    $17      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,167     $ 5,674
  Long-term debt.........................................             $   506     $   540
  Shares subject to mandatory redemption.................             $   158     $   223
  Payable under securities loaned transactions...........             $ 1,461     $ 1,461

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2003                                               (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities.......................................             $11,695     $11,695
  Equity securities......................................             $   167     $   167
  Mortgage loans on real estate..........................             $   953     $ 1,004
  Policy loans...........................................             $ 2,576     $ 2,576
  Short-term investments.................................             $    90     $    90
  Cash and cash equivalents..............................             $   369     $   369
  Mortgage loan commitments..............................    $27      $    --     $    --
  Commitments to fund partnership investments............    $ 1      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 5,374     $ 5,026
  Long-term debt.........................................             $   501     $   551
  Shares subject to mandatory redemption.................             $   158     $   194
  Payable under securities loaned transactions...........             $ 1,179     $ 1,179

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt, payables under securities loaned transactions and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments are based on valuation models that utilize, among other things, current interest, foreign, volatility rates and credit spreads, as applicable. See Note 3 for derivative fair value disclosures.

17.  RELATED PARTIES

     On December 23, 2004, the Company dissolved its wholly owned subsidiary, EIC. The Company now directly holds the assets and liabilities formerly held by EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     In May 2002, the Company received a capital contribution in the amount of $1 million associated with a related party gain on the sale of joint ventures to Metropolitan Life.

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $127 million, $119 million and $118 million in 2004, 2003 and 2002, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax underwriting gain on this business was approximately $27 million, $12 million and $35 million in 2004, 2003 and 2002, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Under the terms of a master service agreement with Metropolitan Life, the Company and its subsidiaries paid $7 million, $6 million and $8 million in investment management fees and $110 million, $100 million and $90 million for other administrative services in 2004, 2003 and 2002, respectively. The Company had $519 million and $711 million receivable with affiliates as of December 31, 2004 and 2003, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand-alone entity.

18.  SUBSEQUENT EVENTS

     During the first quarter of 2005, the Company recaptured certain business reinsured to Exeter Reassurance Company ("Exeter"), an affiliate, effective January 1, 2005. The business was ceded on a modified co-insurance basis covering certain universal life secondary guarantees. Concurrently, the Company entered into a reinsurance agreement with MetLife Investors USA Insurance Company ("MLI USA"), an affiliate, effective January 1, 2005. The Company ceded, on a co-insurance basis, 100% of the Company's liabilities, net of existing reinsurance, certain guaranteed level term, universal life and joint survivorship policies issued on and after January 1, 2000.

     In March 2005, the Company completed its sale of White Oak and Krisman to Metropolitan Life. The amount received below book value of $7 million was recorded as a return of capital to Metropolitan Life. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenue were $7 million, ($1) million and $3 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     In March 2005, the Company merged its wholly owned subsidiary GenAmerica Management Corporation into the Company.

     The Company is contemplating other asset sales, including selling some or all of its beneficially owned shares in RGA. The Company's reinsurance segment consists of RGA.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial statements and Exhibits

     (a)  Financial Statements

The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-4:

Statement of Assets and Liabilities as of December 31, 2004.

Statement of Operations for the year ended December 31, 2004.

Statements of Changes in Net Assets for the years ended December 31, 2004 and 2003.

Notes to Financial Statements.

The following financial statements of the Depositor are included in Part B of this Post-Effective Amendment on Form N-4:

Consolidated Balance Sheets as of December 31, 2004 and 2003.

Consolidated Statements of Income for the years ended December 31, 2004, 2003 and 2002.

Consolidated Statements of Stockholder's Equity for the years ended December 31, 2004, 2003 and 2002.

Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002.

Notes to Consolidated Financial Statements.


(b)  Exhibits

(1) Resolutions of the Board of Directors of General American Life Insurance Company ("General American") authorizing establishment of the Separate Account (F17)

(2)  Not Applicable

(3)  (a) Form of Distribution Agreement (F3)

     (b)  Form of Selling Agreement (F2)

(4)  (a) Form of tax sheltered group variable annuity contract (No.
          V82-300) (F10)

     (b) Form of tax sheltered individual variable annuity certificate (No. V82-301) (F10)

     (c) Form of variable annuity (tax qualified)(No. V82-400) (F10)

     (d) Form of individual variable annuity (non-tax qualified)(No. 10013)
          (F10)

     (e) Form of individual variable annuity (tax qualified)(No. 10014) (F10)

     (f)  Form of tax sheltered group variable annuity contract (No. 10015)
          (F10)

     (g)  Form of tax sheltered group variable annuity certificate (No. 10016)
          (F10)

     (h)  Endorsement related to the reorganization of Separate Account (F17)

     (i) Form of endorsement relating to requirements of Section 408(b) (IRA's) Internal Revenue Code IRC (No. 1096900) (F9)

     (j)  Form of endorsement allowing other Fund sponsors (No. 1098900) (F9)

     (k) Form of endorsement relating tax sheltered annuities, Section 403(b) IRC (No. 1098600) (F9)

     (l) Form of endorsement relating to tax sheltered annuities with employer contribution (No. 1098800) (F9)

     (m) Form of endorsement relating to the Unemployment Compensation Amendments (No. 1 E6) (F9)

(5) Form of application (F5)

(6) (a) Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company (F12)

     (b) By-laws of General American (F12)

     (c) Certificate of Amendment and Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company February 21, 1997 as Amended September 10, 1997 Amended October 24, 2002 (F11)

     (d) General American Life Insurance Company Amended and Restated By-Laws
         Adopted: October 24, 2002 is incorporated herein by reference to General American Separate Account Eleven (File Nos.
         333-83625/811-04901) filed as Item 27. Exhibit (f)(iv) on June 9, 2003
         (F12)

(7)  Not applicable

(8)  (a) Amended and Restated Participation Agreement Among Variable
         Insurance Product Fund, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

     (b) Amended and Restated Participation Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

     (c) Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company (F14)


(9) Opinion of Counsel (F15)

(10)(a) Consent of Independent Registered Public Accounting Firm filed herewith.

    (b) Consent of Counsel filed herewith.

(11) Not applicable

(12) Not applicable

(13) Not applicable

(14)(a) Powers of Attorney (F16)

    (b) Powers of Attorney for Lisa M. Weber, Hugh C. McHaffie, Joseph J. Prochaska, Jr. and Catherine A. Rein filed herewith.

(F2) Incorporated by reference to Pre-Effective Amendment No. 1 to registration statement of General American Separate Account Eleven, File No. 33-10146

(F3) Incorporated by reference to Post-Effective Amendments No. 29 and 34 to this Registration Statement

(F5) Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement

(F9) Incorporated by reference to Post-Effective Amendment No. 41 to this Registration Statement

(F10)Incorporated by reference to Post-Effective Amendment No. 43 to this Registration Statement

(F11)Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit
     (f)(iii) on June 9, 2003.

(F12)Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit
     (f)(iv) on June 9, 2003.

(F13)Incorporated herein by reference to Post-Effective Amendment No. 3 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-53477 (VUL 98), filed on April 28, 2000.

(F14)Incorporated herein by reference to Post-Effective Amendment No. 2 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-83625 (Destiny), filed on May 1, 2001.

(F15)Incorporated by reference to Registrant's Post-Effective Amendment No. 49 on Form N-4 to the registration statement, File No. 2-39272/811-2162, filed on April 29, 2003.

(F16)Incorporated by reference to Registrant's Post-Effective Amendment No. 49 on Form N-4 to the registration statement, File No. 2-39272/811-2162, filed on April 29, 2003 for C. Robert Henrikson, Nicholas D. Latrenta, James L. Lipscomb, Stewart G. Nagler, Stanley J. Talbi, Lisa M. Weber, William C. Wheeler, Anthony J. Williamson; and incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 to the registration statement of General American Separate Account Eleven, File No. 333-83625, filed on August 8, 2003 for Michael K. Farrell and James P. Bossert.

(F17) Incorporated by reference to Registrant's Post-Effective Amendment No. 50 on Form N-4 to the registration statement, File Nos. 2-39272/811-2162, filed on April 29, 2004.

Item 25.  Directors and Officers of the Depositor


Name and Principal Business Address                     Positions and Offices with Depositor

Lisa M. Weber   *(3)                                    Chairman, President and Chief Executive Officer

Michael K. Farrell   *(4)                               Director

James L. Lipscomb   *(3)                                Director

Hugh C. McHaffie   *(5)                                 Director

Catherine A. Rein   *(3)                                Director

Stanley J. Talbi   *(3)                                 Director

William J. Wheeler   *(3)                               Director

Anthony J. Williamson   *(3)                            Director, Senior Vice President and Treasurer

James P. Bossert   *(4)                                 Vice President and Chief Financial Officer

Kevin S. Finnegan   *(3)                                Vice President and Associate General Counsel

Vacant                                                  Secretary

William C. Lane   *(1)                                  Vice President and Associate General Counsel

Jerome M. Mueller   *(1)                                Senior Vice President

John E. Petersen   *(1)                                 Senior Vice President

Joseph J. Prochaska, Jr.   *(3)                         Senior Vice President and Chief Accounting Officer

A. Greig Woodring *(2)                                  Executive Vice President


*The principal business address:

*(1) General American, 13045 Tesson Ferry Road, St. Louis, MO 63128.

*(2) General American, 1370 Timberlake Manor Parkway, Chesterfield, MO 63017

*(3) MetLife, 1 MetLife Plaza, 27-01 Queens Plaza, North, Long Island City, NY 11101

*(4) MetLife, 10 Park Avenue, Morristown, NJ 07962

*(5) MetLife, 501 Boylston Street, Boston, MA 02116



Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant


The Registrant is a separate account of General American Life Insurance Company, the Depositor, which is organized under the laws of Missouri. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company which is organized under the laws of state of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2004

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2004. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company

Q.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

R.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

S.    Newbury Insurance Company, Limited

T.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

U.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    Soma Seguradora, S.A. (Brazil)

V.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19. P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      20.   MetLife (India) Private Ltd. (India)

      21.   Metropolitan Marine Way Investments Limited (Canada)

      22.   MetLife Private Equity Holdings, LLC (DE)

      23. Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

      24.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      25.   Metropolitan Realty Management, Inc. (DE)

      26.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      27.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      28. SSRM Holdings, Inc. (DE)- Employees of State Street Research & Management Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Property Management, Inc. (DE)

                  (5) Metric Realty (IL) - 50% is owned by SSR Realty Advisors, Inc. and 50% is owned by Metric Property Management, Inc.

      29.   Bond Trust Account A (MA)

      30.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      31.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c)    Omega Reinsurance Corporation (AZ)

      32.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Reinsurance Group of America, Incorporated (MO)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii)RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (ix)  RGA Holdings Limited (U.K.) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii)RGA Argentina S.A. (Argentina)

                              (xiv) Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xv)  RGA Technology Partners, Inc. (MO)

                              (xvi) RGA International Reinsurance Company
                                    (Ireland)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 27.    Number of Contract Owners

As of February 28, 2005 there were 8,748 contract owners of qualified contracts and 2,734 contract owners of non-qualified contracts.

Item 28.    Indemnification

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and General American Distributors, Inc., the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policyholders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions: "BE IT RESOLVED THAT

1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters


     (a) MetLife Investors Distribution Company, which was known as General American Distributors, Inc. prior to December 1, 2004, is the principal underwriter for the following investment companies (other than Registrant):

        Met Investors Series Trust
        MetLife Investors USA Separate Account A
        MetLife Investors Variable Annuity Account One MetLife Investors Variable Annuity Account Five MetLife Investors Variable Life Account One
        MetLife Investors Variable Life Account Five
        First MetLife Investors Variable Annuity Account One General American Separate Account Twenty-Eight General American Separate Account Twenty-Nine General American Separate Account Two
        Separate Account A of Paragon Life
        Separate Account B of Paragon Life
        Separate Account C of Paragon Life
        Separate Account D of Paragon Life

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.


Name and Principal Business Address                     Positions and Offices with Depositor

Michael K. Farrell                                      Director
10 Park Avenue
Morristown, NJ 07962

Craig W. Markham                                        Director
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                                      Director
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Leslie Sutherland                                       President
1 MetLife Plaza
27-01 Queens Plaza North
Long Island, NY 11101

Timothy A. Spangenberg                                  Executive Vice President, Chief Financial Officer
13045 Tesson Ferry Road
St. Louis, MO 63128

Elizabeth M. Forget                                     Executive Vice President, Chief Marketing Officer
260 Madison Avenue
New York, NY 10016

Edward C. Wilson                                        Executive Vice President, Chief Distribution Officer
22 Corporate Plaza
Newport Beach, CA 92660

Paul A. Lapiana                                         Executive Vice President, Life Insurance
22 Corporate Plaza                                      Distribution Division
Newport Beach, CA 92660

Helayne F. Klier                                        Executive Vice President
260 Madison Avenue
New York, NY 10016

Richard C. Pearson                                      Executive Vice President, General Counsel, Secretary
22 Corporate Plaza
Newport Beach, CA 92660

Anthony J. Williamson                                   Treasurer
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Charles M. Deuth                                        Vice President, National Accounts
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101

Deborah L Buffington                                    Vice President, Director of Compliance
22 Corporate Plaza
Newport Beach, CA 92660



(c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

------------------------------- ----------------------------- ---------------------------- ------------------------- --------------

(1)                             (2)                           (3)                          (4)                       (5)
------------------------------- ----------------------------- ---------------------------- ------------------------- --------------

                                Net Underwriting Discounts
Name of Principal Underwriter   And Commissions               Compensation On Redemption   Brokerage Commissions     Compensation
------------------------------- ----------------------------- ---------------------------- ------------------------- --------------
General American Distributors,        $1,663,806                    $0                           $0                        $0
Inc.
------------------------------- ----------------------------- ---------------------------- ------------------------- --------------

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 30. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

     (a)  Registrant

     (b) Metropolitan Life Insurance Company, 200 Park Avenue, New York, New York 10066

     (b) MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660

Item 31.    Management Services

     All management contracts are discussed in Part A or Part B.

Item 32.    Undertakings and Representations

(a) Registrant undertakes that it will file post-effective amendments to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include, as part of the application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to General American at the address or phone number listed in the prospectus.

(d) Registrant represents that it is relying upon a "no-action" letter (No. P-6-88) issued to the American Council of Life Insurance concerning the conflict between the redeemability requirements of sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 and the limits on the redeemability of variable annuities imposed by section 403(b)(11) of the Internal Revenue Code. Registrant has included disclosure concerning the 403(b)(11) restrictions in its prospectus and sales literature, and established a procedure whereby each plan participant will sign a statement acknowledging these restrictions before the contract is issued. Sales representatives have been instructed to bring the restrictions to the attention of potential plan participants.

(e) General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.


                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of St. Louis and State of Missouri, on this 28th day of April, 2005.



                                  GENERAL AMERICAN SEPARATE ACCOUNT TWO
                                  (Registrant)


                              By: GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   (Depositor)


                             By:  /s/WILLIAM C. LANE
                                  --------------------------------------------
                                  William C. Lane
                                  Vice President and Associate General Counsel


                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   (Depositor)


                             By:  /s/WILLIAM C. LANE
                                  --------------------------------------------
                                  William C. Lane
                                  Vice President and Associate General Counsel



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2005.

Signature                                Title




           ***                          Chairman, Chief Executive
-------------------------------         Officer and President
Lisa M. Weber                           (Principal Executive Officer)


           **                           Vice President and Chief Financial
-------------------------------         Officer (Principal Accounting Officer)
James P. Bossert



           **
-------------------------------         Director
Michael K. Farrell



            *
-------------------------------         Director
James L. Lipscomb



           ***                          Director
-------------------------------
Hugh C. McHaffie



          ***                           Senior Vice President and
-------------------------------         Chief Accounting Officer
Joseph J. Prochaska, Jr.


           ***
-------------------------------         Director
Catherine A. Rein


            *
-------------------------------         Director
Stanley J. Talbi


            *
--------------------------------        Director
William J. Wheeler



            *
--------------------------------        Director, Senior Vice President and
Anthony J. Williamson                   Treasurer




*By: /s/MICHELE H. ABATE, ESQ.
     --------------------------------
     Michele H. Abate, Esq.
     Attorney-in-fact


* Executed by Michele H. Abate, Esq., on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's
     Post-Effective  Amendment No. 49 on Form N-4 to the registration statement,
     File No. 2-39272/811-2162, filed on April 29, 2003.

** Executed by Michele H. Abate, Esq., on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Post-Effective
     Amendment  No.  5 to Form  N-6 to the  registration  statement  of  General
     American Separate Account Eleven,  File No.  333-83625,  filed on August 8,
     2003.

*** Executed by Michele H. Abate, Esq., on behalf of those indicated pursuant to powers of attorney field herewith with Post Effective Amendment No. 51 to Form N-4 to the registration statement, File No. 2-39272/811-2162, filed on April 29, 2005.





                                   EXHIBITS TO

                       POST-EFFECTIVE AMENDMENT NO. 51 TO

                                    FORM N-4


                      GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                INDEX TO EXHIBITS

Exhibit                                                                    Page


EX-99.B10(a)    Consent of Independent Registered Public
                Accounting Firm

EX-99.B10(b)    Consent of Counsel

EX-99.B(14)(b)  Powers of Attorney for Lisa M. Weber, Hugh C. McHaffie,
                Joseph J. Prochaska, Jr. and Catherine A. Rein